                                                       Registration No. 33-88578


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 6
                                       to
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:            THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT ONE

B.  Name of Depositor:              THE TRAVELERS LIFE AND ANNUITY COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

                  One Tower Square,
                  Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

                  Ernest J. Wright, Secretary
                  The Travelers Life and Annuity Company
                  One Tower Square
                  Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

        immediately upon filing pursuant to paragraph (b)
______
   X    on May 1, 2001 pursuant to paragraph (b)
______
        60 days after filing pursuant to paragraph (a)(1)
______
        on __________ pursuant to paragraph (a)(1) of Rule 485.
______

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the Securities Act of 1933.

F. Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

______ Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

Item No. of
Form N-8B-2      CAPTION IN PROSPECTUS
                 ---------------------

      1          Cover page
      2          Cover page
      3          Safekeeping of the Separate Account's Assets
      4          Distribution of the Policy
      5          The Separate Account
      6          The Separate Account
      7          Not applicable
      8          Not applicable
      9          Legal Proceedings and Opinion
     10          Prospectus Summary;  The Insurance Company;  The Separate
                 Account;  The Investment Options; The Policy; Transfers of
                 Cash Value; Policy Surrenders and Cash Surrender Value; Voting
                 Rights;  Dividends
     11          The Separate Account; The Investment Options
     12          The Investment Options
     13          Charges and Deductions; Distribution of the Policies
     14          The Policy
     15          The Policy
     16          The Separate Account; The Investment Options; Allocation of
                 Premium Payments
     17          Prospectus Summary;  Right to Cancel Period;  Policy Surrenders
                 and Cash Surrender Value; Policy Loans; Exchange Rights
     18          The Investment Options; Charges and Deductions; Federal Tax
                 Considerations
     19          Reports to Policy Owners
     20          The Insurance Company
     21          Policy Loans
     22          Not applicable
     23          Not applicable
     24          Not applicable
     25          The Insurance Company
     26          Not applicable
     27          The Insurance Company
     28          The Insurance Company; Management
     29          The Insurance Company
     30          Not applicable
     31          Not applicable
     32          Not applicable
     33          Not applicable
     34          Not applicable
     35          Distribution of the Policy
     36          Not applicable
     37          Not applicable
     38          Distribution of the Policy
     39          Distribution of the Policy
     40          Not applicable
     41          Distribution of the Policy
     42          Not applicable
     43          Not applicable
     44          Valuation of the Separate Account

Item No. of
Form N-8B-2      CAPTION IN PROSPECTUS
                 ---------------------

     45          Not applicable
     46          The Policy;  Valuation of the Separate  Account;  Transfers of
                 Cash Value;  Policy  Surrenders and Cash Surrender Value
     47          The Separate Account; The Investment Options
     48          The Insurance Company
     49          Safekeeping of the Separate Account's Assets
     50          Not applicable
     51          Prospectus Summary; The Insurance Company; The Policy; Death
                 Benefits; Policy Lapse and Reinstatement
     52          The Separate Account; The Investment Options; Investment
                 Managers
     53          Federal Tax Considerations
     54          Not applicable
     55          Not applicable
     56          Not applicable
     57          Not applicable
     58          Not applicable
     59          Financial Statements

                                  VINTAGELIFE
                   INDIVIDUAL VARIABLE LIFE INSURANCE POLICY


THE TRAVELERS LIFE AND ANNUITY COMPANY              PROSPECTUSES
CONTRACT PROSPECTUS
TRAVELERS SERIES TRUST                              MAY 1, 2001

                                   PROSPECTUS


This Prospectus describes VintageLife, a modified single premium individual variable life insurance policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"). Premium payments may be allocated by the Policy Owner to one or more variable funding options (the "Investment Options"). Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $25,000.


During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges, and loan interest due but not paid in cash subject to the Grace Period provision.

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                               TABLE OF CONTENTS


Glossary Of Special Terms..................      3
Prospectus Summary.........................      5
General Description........................      9
How The Policy Works.......................      9
    Payments Made Under the Policy.........      9
    Applying Premium Payments..............     10
The Investment Options.....................     11
Policy Benefits and Rights.................     12
  Transfers of Cash Value..................     12
  Telephone Transfers......................     13
  Automated Transfers......................     13
  Lapse and Reinstatement..................     13
  Exchange Rights..........................     14
  Right to Cancel..........................     14
Access to Cash Values......................     14
    Policy Loans...........................     14
    Cash Value and Cash Surrender Value....     15
Death Benefit..............................     16
    Payment of Proceeds....................     17
    Payment Options........................     18
Maturity Benefits..........................     18
  Maturity Extension Rider.................     18
Charges and Deductions.....................     19
  General..................................     19
  Monthly Deduction Amount.................     19
    Cost of Insurance Charge...............     19
    State Premium Tax Charges..............     20
    Charges for Supplemental Benefit
      Provisions...........................     20
  Charges Against the Separate Account.....     20
    Mortality and Expense Risk Charge......     20
    Administrative Expense Charge..........     20
  Underlying Fund Fees.....................     20
  Surrender Charges........................     20
    Partial Surrenders.....................     21
    Free Withdrawal Allowance..............     21
  Transfer Charge..........................     21
  Reduction or Elimination of Charges......     21
The Separate Account and Valuation.........     22
  The Travelers Variable Life Insurance
    Separate Account One...................     22
    How the Cash Value Varies..............     22
    Accumulation Unit Value................     22
    Net Investment Factor..................     23
Changes To The Policy......................     23
    General................................     23
    Changes in Stated Amount...............     23
    Changes in Death Benefit Option........     23
Additional Policy Provisions...............     24
  Assignment...............................     24
  Limit on Right to Contest and Suicide
    Exclusion..............................     24
  Misstatement as to Sex and Age...........     24
  Voting Rights............................     24
  Disregard of Voting Instructions.........     24
Other Matters..............................     25
  Statements to Policy Owners..............     25
  Suspension of Valuation..................     25
  Dividends................................     25
  Mixed and Shared Funding.................     25
  Distribution.............................     25
  Legal Proceedings and Opinion............     26
  Experts..................................     26
Federal Tax Considerations.................     26
  General..................................     26
  Tax Status of the Policy.................     27
    Definition of Life Insurance...........     27
    Diversification........................     27
    Investor Control.......................     27
  Tax Treatment of Policy Benefits.........     28
    In General.............................     28
    Modified Endowment Contracts...........     28
    Exchanges..............................     29
    Aggregation of Modified Endowment
      Contracts............................     29
    Policies which are not Modified
      Endowment Contracts..................     29
    Treatment of Loan Interest.............     30
    The Company's Income Taxes.............     30
The Company................................     30
Management.................................     30
  Directors of The Travelers Life and
    Annuity Company........................     30
  Senior Officers of The Travelers Life and
    Annuity Company........................     31
Illustrations..............................     32
Appendix A-Performance Information.........     38
Appendix B-Representative Stated Amounts...     40
Financial Statements of the Separate
  Account..................................
Financial Statements of the Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

AVERAGE NET GROWTH RATE -- an annual measurement of growth, used to determine the next year's mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

BENEFICIARY(IES) -- the person(s) named to receive the Death Benefit following the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

COVERAGE AMOUNT -- an amount equal to the Death Benefit minus the Cash Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

GRACE PERIOD -- the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due or loan interest due but not paid in cash.

INITIAL PREMIUM -- the Premium Payment made in connection with the issuance of a Policy.

INSURED -- the person on whose life the Policy is issued.


INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate premiums or Cash Value under Separate Account One.


ISSUE DATE -- the date on which a new Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

LOAN ACCOUNT VALUE -- the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- a monthly charge, deducted from the Policy's Cash Value, which is comprised of the Cost of Insurance charge, the deduction for premium tax, any administrative charge, and any charge for supplemental benefits.

POLICY DATE -- the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.


SEPARATE ACCOUNT ONE -- The Travelers Variable Life Insurance Separate Account One, a separate account established by The Travelers Life and Annuity Company for the purpose of funding this Policy.


STATED AMOUNT -- the amount used to determine the Death Benefit under the Policy.

UNDERLYING FUND -- the underlying mutual fund(s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

VALUATION DATE -- a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 p.m. Eastern time.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE LIFE INSURANCE?

The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment performance of the Investment Options to which the premium payment(s) and Cash Value have been allocated. The Cash Value will also vary to reflect partial surrenders and Monthly Deduction Amounts. In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk associated with an investment in the Investment Options. (See "Valuation of the Separate Account.")

SUMMARY OF VINTAGELIFE FEATURES


INVESTMENT OPTIONS: The Policy is funded by The Travelers Variable Life Insurance Separate Account One ("Separate Account One"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). A Policy Owner allocates premium payments to one or more of the Investment Options available to Separate Account One. You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market Investment Options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:


GREENWICH STREET SERIES FUND
  Fundamental Value Portfolio*
SMITH BARNEY ALLOCATION SERIES INC.
  Select Balanced Portfolio
  Select Growth Portfolio
  Select High Growth Portfolio
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Putnam Diversified Income Portfolio
  Smith Barney High Income Portfolio
  Smith Barney International All Cap Growth
     Portfolio**
  Smith Barney Large Cap Value Portfolio
  Smith Barney Money Market Portfolio
  Travelers Managed Income Portfolio
  Van Kampen Enterprise Portfolio
TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio

  Zero Coupon Bond Fund Portfolio


     Series 2005


---------------
*  Formerly Total Return Portfolio

** Formerly Smith Barney International Equity Portfolio

Additional Investment Options may be added from time to time. For more information see "The Investment Options." Refer to each Underlying Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: The minimum Initial Premium is $25,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See "Additional Premium Payments.") No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

After the Policy Date and until the applicant's Right to Cancel has expired, the Initial Premium will be allocated to the Smith Barney Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see "Right to Cancel").

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, VintageLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount due or loan interest due but not paid in cash, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In most cases, the Policy will be a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the deduction for premium tax and any charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%. This rate is reduced to 0.75% for the current policy year if the Average Net Growth Rate is 6.5% or greater during the previous policy year.

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%.

     - UNDERLYING FUND FEES -- the Separate Account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown in the following table.

UNDERLYING FUND EXPENSES
(as a percentage of average net assets of the Underlying Fund as of December 31, 2000, unless otherwise noted.)


                                                                                               TOTAL
                                                                                          ANNUAL OPERATING
                                            MANAGEMENT FEE               OTHER EXPENSES      EXPENSES*
                                            (AFTER EXPENSE               (AFTER EXPENSE    (AFTER EXPENSE
             FUNDING OPTIONS:               REIMBURSEMENT)   12B-1 FEE   REIMBURSEMENT)    REIMBURSEMENT)
----------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
    Fundamental Value Portfolio                  0.75%                        0.04%             0.79%(1)
SMITH BARNEY ALLOCATION SERIES INC.
    Select Balanced Portfolio                    0.35%                        0.71%             1.06%(2)
    Select Growth Portfolio                      0.35%                        0.77%             1.12%(2)
    Select High Growth Portfolio                 0.35%                        0.79%             1.14%(2)
THE TRAVELERS SERIES TRUST
    MFS Emerging Growth Portfolio                0.81%                        0.05%             0.86%
    Zero Coupon Bond Fund Portfolio Series
      2005                                       0.10%                        0.05%             0.15%(3)
TRAVELERS SERIES FUND INC.
    AIM Capital Appreciation Portfolio           0.80%                        0.03%             0.83%(4)
    Alliance Growth Portfolio                    0.80%                        0.01%             0.81%(4)
    MFS Total Return Portfolio                   0.80%                        0.04%             0.84%(4)
    Putnam Diversified Income Portfolio          0.75%                        0.12%             0.87%(4)
    Smith Barney High Income Portfolio           0.60%                        0.06%             0.66%(4)
    Smith Barney International All Cap
      Growth Portfolio                           0.90%                        0.08%             0.98%(4)
    Smith Barney Large Cap Value Portfolio       0.65%                        0.01%             0.66%(4)
    Smith Barney Money Market Portfolio          0.50%                        0.03%             0.53%(4)
    Travelers Managed Income Portfolio           0.65%                        0.04%             0.69%(4)
    Van Kampen Enterprise Portfolio              0.70%                        0.03%             0.73%(4)


(1) The Management Fee includes 0.20% for fund administration.

(2) Each Portfolio of the SMITH BARNEY ALLOCATION SERIES INC. (a "fund of funds") invests in the shares of other mutual funds ("underlying funds"). The Management Fee for each Portfolio is 0.35%. While the Portfolios have no direct expenses, the "Other Expenses" figure represents a weighted average of the total expense ratios of the underlying funds as of 1/31/00 (the fiscal year end of the Portfolios).

(3) The Adviser has agreed to reimburse the TRAVELERS ZERO COUPON BOND FUND 2005 for the period ended December 31, 2000. If such expenses were not voluntarily reimbursed, the Other Expenses and Total Annual Operating Expenses would have been 1.34% and 1.44% respectively.

(4) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

 *  Some numbers have been rounded.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------


This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Life and Annuity Company ("Company"). The policy offers:


     - A selection of Investment Options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your Policy for its specific terms.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of initial premium you plan to pay; minimum of $25,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make one premium payment and direct it to one or more of the available Investment Options. (Under certain circumstances, you may be allowed to make additional purchase payments). The Policy's Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the Investment Options' performance.

If your Policy is in effect when the Insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy's cash surrender value can pay the Policy's monthly charges and any loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). The Issue Date may be less than the Policy Date if the Issue Date was adjusted for contestability purposed on an internal coverage replacement. During the underwriting period, any premium paid will be held in a non-interest bearing account.

PAYMENTS MADE UNDER THE POLICY

INITIAL PREMIUM. The Initial Premium is due on or before the Policy Date and is payable in full at the Company's Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). The minimum Initial Premium is $25,000. Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy's Stated Amount (if Option 1 is selected), or to the Policy's Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

ADDITIONAL PREMIUM PAYMENTS. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

     1. INCREASES IN STATED AMOUNT -- You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See "Changes in Stated Amount.")

     2. TO PREVENT LAPSE -- If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment "at your discretion" and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See "Lapse and Reinstatement.")

     3. AT YOUR DISCRETION -- Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Smith Barney Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the Separate Account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with accumulation units of the Investment Option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each Investment Option's Accumulation Unit Value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds. In addition, Travelers has entered into agreements with either the investment adviser or distributor of certain of the Underlying Funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the Underlying Funds on behalf of the Separate Account.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
GREENWICH STREET SERIES FUND
  Fundamental Value Portfolio    Seeks long-term capital growth with current   Smith Barney Fund Management
                                 income as a secondary objective.              LLC "SBFM"
SMITH BARNEY ALLOCATION SERIES
INC.
  Select Balanced Portfolio      Seeks a balance of growth of capital and      Travelers Investment Adviser
                                 income by investing in a select group of      ("TIA")
                                 mutual funds.
  Select Growth Portfolio        Seeks long-term growth of capital by          TIA
                                 investing in a select group of mutual funds.
  Select High Growth Portfolio   Seeks capital appreciation by investing in a  TIA
                                 select group of mutual funds.
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation       Seeks capital appreciation by investing       TIA
  Portfolio                      principally in common stock, with emphasis    Subadviser: AIM Capital
                                 on medium-sized and smaller emerging growth   Management Inc.
                                 companies.
  Alliance Growth Portfolio      Seeks long-term growth of capital by          TIA
                                 investing predominantly in equity securities  Subadviser: Alliance Capital
                                 of companies with a favorable outlook for     Management L.P.
                                 earnings and whose rate of growth is
                                 expected to exceed that of the U.S. economy
                                 over time. Current income is only an
                                 incidental consideration.
  MFS Total Return Portfolio     Seeks to obtain above-average income          TIA
                                 (compared to a portfolio entirely invested    Subadviser: MFS
                                 in equity securities) consistent with the
                                 prudent employment of capital. Generally, at
                                 least 40% of the Portfolio's assets will be
                                 invested in equity securities.
  Putnam Diversified Income      Seeks high current income consistent with     TIA
  Portfolio                      preservation of capital. The Portfolio will   Subadviser:
                                 allocate its investments among the U.S.       Putnam Investment Management,
                                 Government Sector, the High Yield Sector,     Inc.
                                 and the International Sector of the fixed
                                 income securities markets.

--------------------------------------------------------------------------------------------------------------
       INVESTMENT OPTION                     INVESTMENT OBJECTIVE               INVESTMENT ADVISER/SUBADVISER
--------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
(CONT'D)
  Smith Barney High Income       Seeks high current income. Capital            SBFM
  Portfolio                      appreciation is a secondary objective. The
                                 Portfolio will invest at least 65% of its
                                 assets in high-yielding corporate debt
                                 obligations and preferred stock.
  Smith Barney International     Seeks total return on assets from growth of   SBFM
  All Cap Growth Portfolio       capital and income by investing at least 65%
                                 of its assets in a diversified portfolio of
                                 equity securities of established non-U.S.
                                 issuers.
  Smith Barney Large Cap Value   Seeks current income and long-term growth of  SBFM
  Portfolio                      income and capital by investing primarily,
                                 but not exclusively, in common stocks.
  Smith Barney Money Market      Seeks maximum current income and              SBFM
  Portfolio                      preservation of capital by investing in high
                                 quality, short-term money market
                                 instruments. An investment in this fund is
                                 neither insured nor guaranteed by the U.S.
                                 Government, and there is no assurance that a
                                 stable $1 value per share will be
                                 maintained.
  Travelers Managed Income       Seeks high current income consistent with     TIA
  Portfolio                      prudent risk of capital through investments
                                 in corporate debt obligations, preferred
                                 stocks, and obligations issued or guaranteed
                                 by the U.S. Government or its agencies or
                                 instrumentalities.
  Van Kampen Enterprise          Seeks capital appreciation through            SBFM
  Portfolio                      investment in securities believed to have     Subadviser: Van Kampen Asset
                                 above-average potential for capital           Management, Inc
                                 appreciation. Any income received on such
                                 securities is incidental to the objective of
                                 capital appreciation.
THE TRAVELERS SERIES TRUST
  MFS Emerging Growth Portfolio  Seeks long-term growth of capital. Dividend   Travelers Asset Management
                                 and interest income from portfolio            International Company LLC
                                 securities, if any, is incidental.            ("TAMIC")
                                                                               Subadviser: Massachusetts
                                                                               Financial Services Company
                                                                               ("MFS")
                                                                               MFS
  Zero Coupon Bond Fund          Seeks to provide as high an investment        TAMIC
  Portfolio Series 2005          return as consistent with the preservation
                                 of capital investing in primarily zero
                                 coupon securities that pay cash income but
                                 are acquired by the Portfolio at substantial
                                 discounts from their values at maturity. The
                                 Zero Coupon Bond Portfolio may not be
                                 appropriate for Policy Owners who do not
                                 plan to have their premiums invested in
                                 shares of the Portfolio for the long term or
                                 until maturity.


                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

The number of Accumulation Units credited to the Investment Option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
Once you allocate your money among the Investment Options, performance of each Underlying Fund may cause your allocations to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due but not paid. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Grace Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (See "Surrender Charges"). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. Loans made during the first ten Policy Years will be made at a 2% net cost on principal, and a 1% net cost on earnings. Loans made after the tenth Policy Year will be made at 2% net cost on principal and 0% net cost on earnings. Additionally, loans may be taken at any time at 0% net cost for the purchase of a Travelers long-term care policy, where permitted by state law.

Loans will be taken from earnings first, and then from premium.

For these purposes, "earnings" represents any unloaned Cash Value, minus the total premiums paid under the Policy. Loans taken against earnings will be charged an interest rate of 4.75% during the first ten Policy Years, and 3.85% for Policy Year 11 and thereafter. Loans taken against premium will be charged an interest rate of 5.65% in all Policy Years. Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4%, and will not be affected by the investment performance of the Investment Options. The rate of return credited to amounts held in the Loan Account will be transferred back to the Investment Options on a pro rata basis after each Policy Year. The Policy's "Loan Account Value" is equal to amounts transferred from the Investment Options to the Loan Account when a loan is taken, plus capitalized loan interest, plus the net rate of return credited to the Loan Account that has not yet been transferred back to the Investment Options. Loan repayments reduce the Loan Account Value, and increase the Cash Value in the Investment Options.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Option as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect, and before the Maturity Date a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

ATTAINED AGE            PERCENTAGE
------------            ----------
    0-40                   250
      45                   215
      50                   185
      55                   150
      60                   130
      65                   120
      70                   115
      75                   105
      95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid will be adjusted to reflect any Policy loan, any Monthly Deductions Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment".)

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion,") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the

Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

MATURITY EXTENSION RIDER

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies;

     - the ability for you to obtain a loan under the Policies;

     - the death benefit paid on the death of the Insured;

     - the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

     - administration of the various elective options available under the Policies; and

     - the distribution of various reports to policy owners.

Costs and expenses we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and riders;

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

     - sales and marketing expenses including commission payments to your sales agent; and

     - other costs of doing business.

Risks we assume include:

     - that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, deduction for premium tax and any Charges for Supplemental Benefit Provisions. These are described below:

COST OF INSURANCE CHARGE

The Cost of Insurance Charge is a significant charge under your Policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy.

The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

STATE PREMIUM TAX CHARGES

Premium tax charges are not deducted at the time that a premium is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply. Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction.

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90% of the assets in the Investment Options. The annual rate will be reduced to 0.75% of the assets in the Investment Options for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.


ADMINISTRATIVE EXPENSE CHARGE

We deduct a daily charge for administrative expenses incurred by us. The charge is set at an annual rate of up to 0.40% of the assets in the Investment Options.

UNDERLYING FUND FEES


Separate Account One purchases shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses.


SURRENDER CHARGES

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also "Cash Value and Cash Surrender Value.") Surrenders charges are determined as follows:

        YEARS SINCE                       FULL SURRENDERS                  PARTIAL SURRENDERS
    PREMIUM PAYMENT MADE                   (% OF PREMIUM)               (% OF AMOUNT SURRENDERED)
-------------------------------------------------------------------------------------------------
       up to 2 years                            7.5%                               7.5%
           3 or 4                                 7%                                 7%
             5                                  6.5%                               6.5%
             6                                    6%                                 6%
             7                                    5%                                 5%
             8                                    4%                                 4%
             9                                    3%                                 3%
   Year 10 and Thereafter                         0%                                 0%

PARTIAL SURRENDERS. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a "last-in, first-out basis." This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

FREE WITHDRAWAL ALLOWANCE. The Company will permit partial surrenders of the Policy's earnings in an amount of up to 10% of the Policy's Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

TRANSFER CHARGE


There is currently no charge for transfers. Further restrictions on transfers are described in the Policy Benefits and Rights section.


REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------


THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE ("SEPARATE ACCOUNT ONE")



The Travelers Variable Life Insurance Separate Account One was established on September 23, 1994 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.



The assets of Separate Account One are invested exclusively in shares of the Investment Options. The operations of Separate Account One are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Separate Account One will be held for the exclusive benefit of Policy Owner. The assets held in Separate Account One are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.



All investment income and other distributions of the Investment Options are payable to Separate Account One. All such income and/or distributions are reinvested in shares of the respective Underlying Fund at net asset value shares of the Underlying Funds are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts.


HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "Valuation Date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial surrenders, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy's Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of 4:00 p.m. Eastern time on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each Valuation Date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment performance.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: with proper authorization on file, you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $25,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At

Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $25,000. A charge from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each Premium Payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the Underlying Funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined mutual fund. Please consult the prospectuses of the Underlying Funds for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution will be 6.50% of premiums. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Travelers Distribution LLC, One Tower Square, Hartford, CT 06183, an affiliated company, serves as principal underwriter of the Policies.


LEGAL PROCEEDINGS AND OPINION


There are no pending legal proceedings affecting the Separate Account. Legal matters in connection with federal laws and regulations affecting the issue and sale of the Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.


EXPERTS


The financial statements of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



The financial statements of The Travelers Variable Life Insurance Separate Account One as of December 31, 2000 and for each of the years in the three-year period ended December 31, 2000 have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Underlying Funds, it intends to monitor the investments of the Underlying Funds to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Accounts used to support their contract. In those circumstances, income and gains from the Separate Account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken on earnings after the 10th Policy Year is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the

Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account One. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Separate Account One under future tax law.



                                  THE COMPANY

--------------------------------------------------------------------------------


The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states except New York. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.



The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.



The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.



                                   MANAGEMENT

--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.



                             DIRECTOR
     NAME AND POSITION        SINCE                       PRINCIPAL BUSINESS
     -----------------       --------                     ------------------
George C. Kokulis..........    1996     President and Chief Executive Officer since April
                                        2000,
Director                                Executive Vice President (7/1999-3/2000), Senior Vice
                                        President (1995-1999), Vice President (1993-1995) of
                                        The Travelers Life and Annuity Company.
William R. Hogan...........    2001     Senior Vice President of The Travelers Life and
                                        Annuity
Director                                Company since June 2000; Vice President and Chief
                                        Actuary (1997-2000), Second Vice President and Actuary
                                        (1996-1997), Actuary (1991-1996), Assistant Actuary
                                        (1988-1991) of The Travelers Life and Annuity Company.
Glenn D. Lammey............    2000     Executive Vice President since May 2000, and Chief
Director                                Financial Officer, Chief Accounting Officer and
                                        Controller since March 2000 of The Travelers Life and
                                        Annuity Company; Executive Vice President, Claim
                                        Services (1997-2000), Senior Vice President
                                        (1996-1997) of Travelers Property Casualty Corp.; Vice
                                        President and Chief Financial Officer (1992) Personal
                                        Lines of The Travelers Insurance Company.
Marla Berman Lewitus.......    2000     Senior Vice President and General Counsel since August
Director                                1999 of The Travelers Life and Annuity Company;
                                        Associate General Counsel (1998-1999), Assistant
                                        General Counsel (1995-1998), Senior Counsel (1991-
                                        1995) of Citigroup Inc.



SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY



The following are the Senior Officers of The Travelers Life and Annuity Company other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



                     NAME                        POSITION WITH INSURANCE COMPANY
                     ----                        -------------------------------
Mary Jean Thornton.............................  Executive Vice President and
                                                 Chief Information Officer
Stuart Baritz..................................  Senior Vice President
William H. Heyman*.............................  Senior Vice President
Russell H. Johnson.............................  Senior Vice President
Brendan M. Lynch...............................  Senior Vice President
Warren H. May..................................  Senior Vice President
Kathleen A. Preston............................  Senior Vice President
Robert J. Price*...............................  Senior Vice President
David A. Tyson.................................  Senior Vice President
F. Denney Voss*................................  Senior Vice President


---------------

*Principal business address: 399 Park Avenue, New York, New York 10043

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.016667% for the first ten years following the Initial Premium for premium taxes.

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and 0.80% for Investment Option expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an arithmetic average of the investment advisory fees and other expenses charged by each of the Underlying Funds during 2000. After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of -2.10% and 3.91%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.91% in the first Policy Year, and 10.06% thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.


The illustrations do not reflect any charges for federal income taxes against Separate Account One, since the Company is not currently deducting such charges from Separate Account One. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.


The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the arithmetic average fund expenses and/or the actual fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    130,845   132,325   133,806   23,927   25,407    26,888   22,052   23,532    25,013
  2     27,563    129,755   132,706   135,874   22,837   25,788    28,956   20,962   23,913    27,081
  3     28,941    128,647   133,055   138,098   21,729   26,137    31,180   19,979   24,387    29,430
  4     30,388    127,518   133,369   140,491   20,600   26,451    33,573   18,850   24,701    31,823
  5     31,907    126,363   133,641   143,065   19,445   26,723    36,147   17,820   25,098    34,522
  6     33,502    125,177   133,864   145,830   18,259   26,946    38,912   16,759   25,446    37,412
  7     35,178    123,952   134,027   148,796   17,034   27,109    41,878   15,784   25,859    40,628
  8     36,936    122,681   134,118   151,974   15,763   27,200    45,056   14,763   26,200    44,056
  9     38,783    121,353   134,126   155,374   14,435   27,208    48,456   13,685   26,458    47,706
 10     40,722    119,963   134,037   159,009   13,045   27,119    52,091   13,045   27,119    52,091
 15     51,973    111,961   132,044   182,095    5,043   25,126    75,177    5,043   25,126    75,177
 20     66,332          0   125,356   214,432        0   18,438   107,514        0   18,438   107,514

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,192   25,683    27,175   22,317   23,808    25,300
  2     27,563    106,918   106,918   106,918   23,380   26,374    29,588   21,505   24,499    27,713
  3     28,941    106,918   106,918   106,918   22,564   27,072    32,226   20,814   25,322    30,476
  4     30,388    106,918   106,918   106,918   21,742   27,776    35,113   19,992   26,026    33,363
  5     31,907    106,918   106,918   106,918   20,910   28,485    38,273   19,285   26,860    36,648
  6     33,502    106,918   106,918   106,918   20,065   29,197    41,734   18,565   27,697    40,234
  7     35,178    106,918   106,918   106,918   19,204   29,908    45,525   17,954   28,658    44,275
  8     36,936    106,918   106,918   106,918   18,320   30,615    49,682   17,320   29,615    48,682
  9     38,783    106,918   106,918   106,918   17,417   31,320    54,248   16,667   30,570    53,498
 10     40,722    106,918   106,918   106,918   16,483   32,015    59,262   16,483   32,015    59,262
 15     51,973    106,918   106,918   125,924   11,535   35,789    93,973   11,535   35,789    93,973
 20     66,332    106,918   106,918   182,431    5,068   39,042   149,534    5,068   39,042   149,534

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
             ILLUSTRATED WITH GUARANTEED COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    106,918   106,918   106,918   24,042   25,529    27,017   22,167   23,654    25,142
  2     27,563    106,918   106,918   106,918   23,069   26,049    29,248   21,194   24,174    27,373
  3     28,941    106,918   106,918   106,918   22,079   26,556    31,678   20,329   24,806    29,928
  4     30,388    106,918   106,918   106,918   21,070   27,049    34,327   19,320   25,299    32,577
  5     31,907    106,918   106,918   106,918   20,035   27,523    37,217   18,410   25,898    35,592
  6     33,502    106,918   106,918   106,918   18,971   27,974    40,373   17,471   26,474    38,873
  7     35,178    106,918   106,918   106,918   17,869   28,394    43,820   16,619   27,144    42,570
  8     36,936    106,918   106,918   106,918   16,721   28,777    47,589   15,721   27,777    46,589
  9     38,783    106,918   106,918   106,918   15,517   29,112    51,715   14,767   28,362    50,965
 10     40,722    106,918   106,918   106,918   14,250   29,393    56,238   14,250   29,393    56,238
 15     51,973    106,918   106,918   117,449    6,776   30,035    87,648    6,776   30,035    87,648
 20     66,332          0   106,918   168,187        0   27,647   137,858        0   27,647   137,858

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                  VINTAGE LIFE
             MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                         VARIABLE DEATH BENEFIT OPTION
               ILLUSTRATED WITH CURRENT COST OF INSURANCE CHARGES

Male, Issue Age 45                        Face Amount: $106,918
Non-Smoker                                Single Premium: $25,000

        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%    ---------------------------   -------------------------   -------------------------
YEAR   INTEREST     0%        6%        12%       0%       6%       12%       0%       6%       12%
----   --------   -------   -------   -------   ------   ------   -------   ------   ------   -------
  1     26,250    131,039   132,526   134,014   24,121   25,608    27,096   22,246   23,733    25,221
  2     27,563    130,156   133,132   136,326   23,238   26,214    29,408   21,363   24,339    27,533
  3     28,941    129,267   133,732   138,837   22,349   26,814    31,919   20,599   25,064    30,169
  4     30,388    128,369   134,325   141,565   21,451   27,407    34,647   19,701   25,657    32,897
  5     31,907    127,460   134,907   144,527   20,542   27,989    37,609   18,917   26,364    35,984
  6     33,502    126,538   135,474   147,743   19,620   28,556    40,825   18,120   27,056    39,325
  7     35,178    125,596   136,021   151,233   18,678   29,103    44,315   17,428   27,853    43,065
  8     36,936    124,630   136,541   155,016   17,712   29,623    48,098   16,712   28,623    47,098
  9     38,783    123,644   137,036   159,127   16,726   30,118    52,209   15,976   29,368    51,459
 10     40,722    122,624   137,492   163,582   15,706   30,574    56,664   15,706   30,574    56,664
 15     51,973    117,262   139,575   193,339   10,344   32,657    86,421   10,344   32,657    86,421
 20     66,332    110,476   139,841   238,773    3,558   32,923   131,855    3,558   32,923   131,855

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                   APPENDIX A
                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


From time to time, Separate Account One's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. Separate Account One commenced operations on September 5, 1995. All Investment Options of Separate Account One invest in Underlying Funds that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Separate Account One during the period shown.


The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all Underlying Fund Fees, as well as the annual 0.90% mortality and expense risk charge and the annual 0.40% administrative expense charge assessed against the assets in the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see "Charges and Deductions." For illustrations of how these charges affect Cash Values and Death Benefits, see "Illustrations."

                   AVERAGE RATES OF RETURN (SINCE INCEPTION)
                      FOR PERIODS ENDED DECEMBER 31, 2000

                                                                            FUND
                                                                          INCEPTION
           INVESTMENT OPTIONS               YTD      1 YEAR    3 YEARS      DATE
           ------------------               ---      ------    -------    ---------
STOCK FUNDS:
AIM Capital Appreciation Portfolio.......  -17.62%   -17.62%    10.37%    10/10/95
Alliance Growth Portfolio................  -21.69%   -21.69%     9.19%    06/20/94
Select Growth Portfolio..................   -8.00%    -8.00%     5.86%    02/05/97
Select High Growth Portfolio**...........  -11.51%   -11.51%     8.04%    02/05/97
MFS Emerging Growth Portfolio............  -24.94%   -24.94%    20.18%    08/30/96
Smith Barney International All Cap Growth
  Portfolio..............................  -26.25%   -26.25%     8.68%    06/20/94
Smith Barney Large Cap Value Portfolio...    9.86%     9.86%     5.56%    06/20/94
Fundamental Value Portfolio..............   16.69%    16.69%    13.34%    11/21/94
Van Kampen Enterprise Portfolio..........  -20.12%   -20.12%     7.03%    06/21/94
BOND FUNDS:
Putnam Diversified Income Portfolio......   -1.02%    -1.02%    -0.62%    06/20/94
Smith Barney High Income Portfolio.......   -8.97%    -8.97%    -2.95%    06/22/94
Travelers Managed Income Portfolio.......    7.29%     7.29%     3.48%    06/28/94
Zero Coupon Bond Fund Portfolio (Series
  2005)..................................   13.52%    13.52%     5.52%    10/11/95
BALANCED FUNDS:
Select Balanced Portfolio................    2.86%     2.86%     5.69%    02/05/97
MFS Total Return Portfolio...............   14.54%    14.54%     8.55%    06/20/94
MONEY MARKET FUND:
Smith Barney Money Market Portfolio......    4.69%     4.69%     3.93%    06/20/94

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges and the deduction for premium tax) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Issue Age 45, Non-Smoker                                Face Amount: $106,918
Annual Premium: $25,000.00                                    Variable Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 10%*     Current Charges

                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                      SURRENDER CHARGE   ---------------------------
POLICY   CUMULATIVE     AS % OF CUM.     COST OF INSURANCE   PREMIUM
 YEAR     PREMIUMS         PREM.              CHARGES          TAX
------   ----------   ----------------   -----------------   -------
   1     $25,000.00        7.5%               $236.02        $ 89.64
   2     $25,000.00        7.5%               $251.58        $ 93.72
   3     $25,000.00        7.0%               $267.61        $ 97.97
   5     $25,000.00        6.5%               $302.63        $107.01
  10     $25,000.00        0.0%               $416.39        $121.64

* Hypothetical results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                   APPENDIX B
                         REPRESENTATIVE STATED AMOUNTS
--------------------------------------------------------------------------------

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

            MALE                          FEMALE
----------------------------   ----------------------------
AGE   SP FAC    AGE  SP FAC    AGE   SP FAC    AGE  SP FAC
---  --------   ---  -------   ---  --------   ---  -------
20   12.65742   51   3.32670   20   16.15463   51   4.13678
21   12.20773   52   3.19482   21   15.48558   52   3.97060
22   11.76323   53   3.06987   22   14.83810   53   3.81237
23   11.32222   54   2.95167   23   14.21155   54   3.66170
24   10.88482   55   2.83985   24   13.60662   55   3.51803
25   10.45123   56   2.73405   25   13.02272   56   3.38078
26   10.02300   57   2.63380   26   12.45932   57   3.24928
27    9.60257   58   2.53865   27   11.91653   58   3.12290
28    9.19198   59   2.44827   28   11.39430   59   3.00125
29    8.79287   60   2.36238   29   10.89240   60   2.88420
30    8.40647   61   2.28087   30   10.41067   61   2.77188
31    8.03383   62   2.20360   31    9.94865   62   2.66457
32    7.67547   63   2.13053   32    9.50535   63   2.56258
33    7.33157   64   2.06153   33    9.08002   64   2.46607
34    7.00238   65   1.99645   34    8.67288   65   2.37482
35    6.68772   66   1.93500   35    8.28367   66   2.28843
36    6.38750   67   1.87688   36    7.91217   67   2.20637
37    6.10155   68   1.82180   37    7.55883   68   2.12805
38    5.82963   69   1.76950   38    7.22327   69   2.05307
39    5.57132   70   1.71990   39    6.90517   70   1.98132
40    5.32610   71   1.67297   40    6.60400   71   1.91287
41    5.09358   72   1.62875   41    6.31898   72   1.84795
42    4.87303   73   1.58733   42    6.04912   73   1.78683
43    4.66378   74   1.54873   43    5.79305   74   1.72965
44    4.46520   75   1.51285   44    5.54958   75   1.67632
45    4.27672   76   1.47945   45    5.31792   76   1.62663
46    4.09775   77   1.44823   46    5.09715   77   1.58023
47    3.92765   78   1.41890   47    4.88652   78   1.53675
48    3.76588   79   1.39115   48    4.68553   79   1.49587
49    3.61205   80   1.36485   49    4.49387   80   1.45742
50    2.46573                  50    4.31108

                                  VINTAGELIFE
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                  INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY

          THE TRAVELERS LIFE AND ANNUITY COMPANY HARTFORD, CONNECTICUT



L-12415                                                                May, 2001

ANNUAL REPORT
DECEMBER 31, 2000












                      THE TRAVELERS VARIABLE LIFE INSURANCE
                      SEPARATE ACCOUNT ONE










[TRAVELERS INSURANCE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000


ASSETS:
    Investments at market value:
         Greenwich Street Series Fund, 352,509 shares (cost $6,028,001) ..............       $  7,949,081
         Smith Barney Concert Allocation Series Inc., 29,251 shares (cost $347,966) ..            342,535
         The Travelers Series Trust, 208,745 shares (cost $3,763,789) ................          3,841,465
         Travelers Series Fund Inc., 6,348,627 shares (cost $45,911,056) .............         50,380,781
                                                                                             ------------

            Total Investments (cost $56,050,812) .....................................                          $ 62,513,862

    Receivables:
         Dividends ...................................................................                                 7,147
                                                                                                                ------------

            Total Assets .............................................................                            62,521,009
                                                                                                                ------------


LIABILITIES:
    Payables:
         Contract surrenders and transfers to other Travelers accounts ...............                                    17
         Insurance charges ...........................................................                                13,549
         Administrative fees .........................................................                                 6,770
                                                                                                                ------------

            Total Liabilities ........................................................                                20,336
                                                                                                                ------------

NET ASSETS: ..........................................................................                          $ 62,500,673
                                                                                                                ============




                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                                    2000              1999             1998
                                                                                    ----              ----             ----

INVESTMENT INCOME:
  Dividends ...............................................................     $  4,260,226      $  2,397,721     $  1,964,228
                                                                                ------------      ------------     ------------

EXPENSES:
  Insurance charges .......................................................          537,112           481,628          370,704
  Administrative fees .....................................................          272,129           234,475          182,019
                                                                                ------------      ------------     ------------

    Total expenses ........................................................          809,241           716,103          552,723
                                                                                ------------      ------------     ------------

      Net investment income ...............................................        3,450,985         1,681,618        1,411,505
                                                                                ------------      ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) from investment transactions:
    Proceeds from investments sold ........................................       16,394,400        20,319,801       14,571,579
    Cost of investments sold ..............................................       14,728,020        19,600,270       13,786,319
                                                                                ------------      ------------     ------------

      Net realized gain (loss) ............................................        1,666,380           719,531          785,260
                                                                                ------------      ------------     ------------

  Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..............................       16,001,327         7,240,118        4,467,693
    Unrealized gain (loss) end of year ....................................        6,463,050        16,001,327        7,240,118
                                                                                ------------      ------------     ------------

      Net change in unrealized gain (loss) for the year ...................       (9,538,277)        8,761,209        2,772,425
                                                                                ------------      ------------     ------------

        Net realized gain (loss) and change in unrealized gain (loss) .....       (7,871,897)        9,480,740        3,557,685
                                                                                ------------      ------------     ------------

  Net increase (decrease) in net assets resulting from operations .........     $ (4,420,912)     $ 11,162,358     $  4,969,190
                                                                                ============      ============     ============




                        See Notes to Financial Statements

                      THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT ONE

                           STATEMENT OF CHANGES IN NET
           ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                                           2000            1999            1998
                                                                                           ----            ----            ----

OPERATIONS:
  Net investment income ............................................................   $  3,450,985    $  1,681,618    $  1,411,505
  Net realized gain (loss) from investment transactions ............................      1,666,380         719,531         785,260
  Net change in unrealized gain (loss) on investments ..............................     (9,538,277)      8,761,209       2,772,425
                                                                                       ------------    ------------    ------------

    Net increase (decrease) in net assets resulting from operations ................     (4,420,912)     11,162,358       4,969,190
                                                                                       ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments
    (applicable to 1,481,884 and 5,422,603 and 13,971,696 units, respectively) .....      1,742,055       6,181,967      15,399,481
  Participant transfers from other Travelers accounts
    (applicable to 6,920,906 and 11,179,771 and 10,633,309 units, respectively) ....     13,027,104      15,512,601      15,068,220
  Growth rate intra-fund transfers in
    (applicable to 12,786,493 and 16,094,881 and 9,467,029 units, respectively) ....     23,262,201      25,803,896      13,558,388
  Contract surrenders
    (applicable to 1,051,870 and 975,631 and 599,831 units, respectively) ..........     (1,789,437)     (1,432,950)       (816,829)
  Participant transfers to other Travelers accounts
    (applicable to 9,789,207 and 14,861,481 and 14,233,046 units, respectively) ....    (13,955,436)    (17,734,576)    (16,185,232)
  Growth rate intra-fund transfers out
    (applicable to 12,784,610 and 16,126,937 and 9,474,012 units, respectively) ....    (23,262,201)    (25,803,896)    (13,558,388)
  Other payments to participants
    (applicable to 233,093 and 189,522 units, respectively) ........................       (421,032)       (338,135)             --
                                                                                       ------------    ------------    ------------

    Net increase (decrease) in net assets resulting from unit transactions .........     (1,396,746)      2,188,907      13,465,640
                                                                                       ------------    ------------    ------------

      Net increase (decrease) in net assets ........................................     (5,817,658)     13,351,265      18,434,830

NET ASSETS:
  Beginning of year ................................................................     68,318,331      54,967,066      36,532,236
                                                                                       ------------    ------------    ------------

  End of year ......................................................................   $ 62,500,673    $ 68,318,331    $ 54,967,066
                                                                                       ============    ============    ============



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Variable Life Insurance Separate Account One ("Separate Account One") is a separate account of The Travelers Life and Annuity Company ("Travelers Life"), which is a wholly owned subsidiary of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account One is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account One is comprised of the VintageLife product.

    Participant premium payments applied to Separate Account One are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2000, the investments comprising Separate Account One were: Total Return Portfolio of Greenwich Street Series Fund; Select Balanced Portfolio, Select Conservative Portfolio, Select Growth Portfolio, Select High Growth Portfolio and Select Income Portfolio of Smith Barney Concert Allocation Series Inc.; MFS Emerging Growth Portfolio and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; AIM Capital Appreciation Portfolio, Alliance Growth Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Money Market Portfolio, Travelers Managed Income Portfolio and Van Kampen Enterprise Portfolio of Travelers Series Fund Inc.

    The Travelers Series Trust and Greenwich Street Series Fund are registered as Massachusetts business trusts. Travelers Series Fund Inc. and Smith Barney Concert Allocation Series Inc. are incorporated under Maryland law. All funds are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

    Effective December 18, 1998, the Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated. Effective December 15, 2000, the Zero Coupon Bond Fund Portfolio Series 2000 of The Travelers Series Trust was fully liquidated.

    The following is a summary of significant accounting policies consistently followed by Separate Account One in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Separate Account One form a part of the total operations of Travelers Life and are not taxed separately. Travelers Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account One. Separate Account One is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $18,456,418 and $16,394,400, respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $56,050,812 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $7,029,443. Gross unrealized depreciation for all investments at December 31, 2000 was $566,393.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by Travelers Life. Each business day, Travelers Life deducts a mortality and expense risk charge which is reflected in the calculation of unit values. This charge equals, on an annual basis, 0.90% of the amount held in each funding option. (Contracts in this category are identified as Price 1 in Note 4.) For any contract year that follows a contract year in which the participant's average net fund growth rate (as described in the prospectus) is 6.5% or greater, these charges will be reduced to 0.75%. (Contracts in this category are identified as Price 2 in Note 4.)

    Administrative fees are paid for administrative expenses. This fee is also deducted each business day and reflected in the calculation of unit values. This charge equals, on an annual basis, 0.40% of the amounts held in each funding option.

    Travelers Life receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). Travelers Life received $33,762 and $11,813 in satisfaction of such contingent surrender charges for the years ended December 31, 2000 and 1999, respectively.

4.  NET CONTRACT OWNERS' EQUITY


                                                                   DECEMBER 31, 2000
                                                      -------------------------------------------

                                                                            UNIT          NET
                                                          UNITS            VALUE         ASSETS
                                                          -----            -----         ------
Greenwich Street Series Fund
  Total Return Portfolio
    Price 1 ......................................        793,125         $2.213     $1,755,235
    Price 2 ......................................      2,776,063          2.230      6,191,318

Smith Barney Concert Allocation Series Inc.
  Select Balanced Portfolio
    Price 1 ......................................         78,816          1.162         91,568
    Price 2 ......................................         38,829          1.167         45,307
  Select Conservative Portfolio
    Price 1 ......................................             --          1.103             --
    Price 2 ......................................         18,910          1.108         20,950
  Select Growth Portfolio
    Price 1 ......................................         10,423          1.224         12,755
    Price 2 ......................................         22,733          1.230         27,963
  Select High Growth Portfolio
    Price 1 ......................................         26,350          0.947         24,961
    Price 2 ......................................             --          0.948             --
  Select Income Portfolio
    Price 1 ......................................            409          1.025            419
    Price 2 ......................................        115,109          1.029        118,460

The Travelers Series Trust
  MFS Emerging Growth Portfolio
    Price 1 ......................................        382,734          2.085        797,871
    Price 2 ......................................      1,014,015          2.096      2,125,204
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 ......................................        205,072          1.278        261,970
    Price 2 ......................................        509,060          1.287        655,176

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Price 1 ......................................        951,467          1.851      1,760,694
    Price 2 ......................................      3,121,475          1.865      5,820,129
  Alliance Growth Portfolio
    Price 1 ......................................      1,533,654          2.254      3,456,053
    Price 2 ......................................      3,920,260          2.271      8,903,030
  MFS Total Return Portfolio
    Price 1 ......................................      1,662,604          1.752      2,911,938
    Price 2 ......................................      2,505,861          1.765      4,422,291

                                                                          DECEMBER 31, 2000
                                                         ------------------------------------------------

                                                                               UNIT            NET
                                                             UNITS             VALUE          ASSETS
                                                             -----             -----          ------

Travelers Series Fund Inc. (continued)
  Putnam Diversified Income Portfolio
    Price 1 ......................................           565,446           $ 1.105       $   625,014
    Price 2 ......................................           789,628             1.114           879,340
  Smith Barney High Income Portfolio
    Price 1 ......................................           833,508             1.175           979,595
    Price 2 ......................................           660,602             1.184           782,419
  Smith Barney International Equity Portfolio
    Price 1 ......................................           397,864             1.587           631,246
    Price 2 ......................................         2,065,329             1.599         3,301,593
  Smith Barney Large Cap Value Portfolio
    Price 1 ......................................         1,212,611             1.761         2,135,502
    Price 2 ......................................         1,659,590             1.775         2,944,942
  Smith Barney Money Market Portfolio
    Price 1 ......................................         2,934,036             1.217         3,569,497
    Price 2 ......................................           277,340             1.226           340,052
  Travelers Managed Income Portfolio
    Price 1 ......................................           215,291             1.203           259,036
    Price 2 ......................................           279,606             1.212           338,880
  Van Kampen Enterprise Portfolio
    Price 1 ......................................         1,055,072             2.018         2,129,023
    Price 2 ......................................         2,056,487             2.033         4,181,242
                                                                                             -----------

Net Contract Owners' Equity ............................................................     $62,500,673
                                                                                             ===========

5.  STATEMENT OF INVESTMENTS


INVESTMENTS                                                                 NO. OF            MARKET
                                                                            SHARES            VALUE
                                                                         -----------       -----------
  GREENWICH STREET SERIES FUND (12.7%)
    Total Return Portfolio
      Total (Cost $6,028,001)                                                352,509       $ 7,949,081
                                                                         -----------       -----------

  SMITH BARNEY CONCERT ALLOCATION SERIES INC. (.6%)
    Select Balanced Portfolio (Cost $136,779)                                 11,381           136,918
    Select Conservative Portfolio (Cost $21,007)                               1,849            20,981
    Select Growth Portfolio (Cost $39,552)                                     3,197            40,731
    Select High Growth Portfolio (Cost $26,783)                                1,803            24,983
    Select Income Portfolio (Cost $123,845)                                   11,021           118,922
                                                                         -----------       -----------
      Total (Cost $347,966)                                                   29,251           342,535
                                                                         -----------       -----------

  THE TRAVELERS SERIES TRUST (6.1%)
    MFS Emerging Growth Portfolio (Cost $2,937,818)                          129,381         2,924,020
    Zero Coupon Bond Fund Portfolio Series 2005 (Cost $825,971)               79,364           917,445
                                                                         -----------       -----------
      Total (Cost $3,763,789)                                                208,745         3,841,465
                                                                         -----------       -----------

  TRAVELERS SERIES FUND INC. (80.6%)
    AIM Capital Appreciation Portfolio (Cost $5,946,440)                     418,733         7,583,259
    Alliance Growth Portfolio (Cost $11,539,465)                             497,508        12,363,045
    MFS Total Return Portfolio (Cost $6,396,965)                             413,098         7,336,629
    Putnam Diversified Income Portfolio (Cost $1,702,138)                    144,143         1,504,852
    Smith Barney High Income Portfolio (Cost $2,111,168)                     174,343         1,762,607
    Smith Barney International Equity Portfolio (Cost $3,149,970)            226,226         3,934,077
    Smith Barney Large Cap Value Portfolio (Cost $4,326,593)                 239,158         5,082,100
    Smith Barney Money Market Portfolio (Cost $3,903,776)                  3,903,776         3,903,776
    Travelers Managed Income Portfolio (Cost $580,051)                        49,968           598,115
    Van Kampen Enterprise Portfolio (Cost $6,254,490)                        281,674         6,312,321
                                                                         -----------       -----------
      Total (Cost $45,911,056)                                             6,348,627        50,380,781
                                                                         -----------       -----------

TOTAL INVESTMENTS (100%)
  (COST $56,050,812)                                                                       $62,513,862
                                                                                           ===========

                       This page intentionally left blank

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                                TOTAL RETURN PORTFOLIO                SELECT BALANCED PORTFOLIO
                                                          ------------------------------------   ----------------------------------
                                                             2000         1999         1998        2000         1999         1998
                                                          ----------   ----------   ----------   ---------   ----------   ---------
INVESTMENT INCOME:
Dividends ..............................................  $  492,696   $  370,915   $  297,701   $   7,444   $    5,263   $     520
                                                          ----------   ----------   ----------   ---------   ----------   ---------

EXPENSES:
Insurance charges ......................................      55,514       50,554       44,782       1,033        6,319         489
Administrative fees ....................................      28,645       24,428       22,263         521        2,857         218
                                                          ----------   ----------   ----------   ---------   ----------   ---------
    Net investment income (loss) .......................     408,537      295,933      230,656       5,890       (3,913)       (187)
                                                          ----------   ----------   ----------   ---------   ----------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold .......................     854,747      772,652      225,198     113,871    1,888,367       1,671
  Cost of investments sold .............................     677,668      687,756      176,533     108,754    1,822,354       1,690
                                                          ----------   ----------   ----------   ---------   ----------   ---------

    Net realized gain (loss) ...........................     177,079       84,896       48,665       5,117       66,013         (19)
                                                          ----------   ----------   ----------   ---------   ----------   ---------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year .............   1,242,025      493,169      589,708       8,284        5,851          --
  Unrealized gain (loss) end of year ...................   1,921,080    1,242,025      493,169         139        8,284       5,851
                                                          ----------   ----------   ----------   ---------   ----------   ---------

    Net change in unrealized gain (loss) for the year ..     679,055      748,856      (96,539)     (8,145)       2,433       5,851
                                                          ----------   ----------   ----------   ---------   ----------   ---------

Net increase (decrease) in net assets
    resulting from operations ..........................   1,264,671    1,129,685      182,782       2,862       64,533       5,645
                                                          ----------   ----------   ----------   ---------   ----------   ---------




UNIT TRANSACTIONS:
Participant premium payments ...........................          37           --           (2)         --           --          --
Participant transfers from other Travelers accounts ....     803,598      308,665    1,418,102      68,008    1,862,323     120,207
Growth rate intra-fund transfers in ....................   3,015,352    3,534,395    1,680,187      44,268      146,756          --
Contract surrenders ....................................    (145,092)     (86,951)     (94,033)     (2,939)     (26,969)     (1,029)
Participant transfers to other Travelers accounts ......    (531,071)    (571,488)    (132,383)    (96,819)  (1,858,947)         --
Growth rate intra-fund transfers out ...................  (3,015,352)  (3,534,395)  (1,680,187)    (44,268)    (146,756)         --
Other payments to participants .........................     (94,197)     (67,174)          --          --           --          --
                                                          ----------   ----------   ----------   ---------   ----------   ---------

  Net increase (decrease) in net assets
    resulting from unit transactions ...................      33,275     (416,948)   1,191,684     (31,750)     (23,593)    119,178
                                                          ----------   ----------   ----------   ---------   ----------   ---------

    Net increase (decrease) in net assets ..............   1,297,946      712,737    1,374,466     (28,888)      40,940     124,823




NET ASSETS:
  Beginning of year ....................................   6,648,607    5,935,870    4,561,404     165,763      124,823          --
                                                          ----------   ----------   ----------   ---------   ----------   ---------

  End of year ..........................................  $7,946,553   $6,648,607   $5,935,870   $ 136,875   $  165,763   $ 124,823
                                                          ==========   ==========   ==========   =========   ==========   =========

      SELECT CONSERVATIVE PORTFOLIO                    SELECT GROWTH PORTFOLIO                   SELECT HIGH GROWTH PORTFOLIO
-----------------------------------------    -----------------------------------------    ----------------------------------------
   2000            1999           1998           2000          1999            1998          2000           1999           1998
   ----            ----           ----           ----          ----            ----          ----           ----           ----

$     1,538    $       866    $       274    $     2,197    $     1,613    $       943    $     1,286    $        --   $        --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------

        159            215             99            373            515            425            136             --            --
         84            104             43            194            247            195             62             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------
      1,295            547            132          1,630            851            323          1,088             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------




      1,136          6,176          5,174         28,629         20,781          1,596            504             --            --
      1,124          6,027          5,483         24,756         17,973          1,494            503             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------

         12            149           (309)         3,873          2,808            102              1             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------


        600            579             --          9,579          4,685           (672)            --             --            --
        (26)           600            579          1,179          9,579          4,685         (1,800)            --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------

       (626)            21            579         (8,400)         4,894          5,357         (1,800)            --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------


        681            717            402         (2,897)         8,553          5,782           (711)            --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------





         --             --             --             --             --              1             --             --            --
        375            193         25,979         13,858         18,149            142         26,000             --            --
         --         26,060             --             --         35,364         16,893         27,932             --            --
       (644)          (653)          (292)          (868)        (1,328)          (994)          (328)            --            --
       (498)        (5,310)            --        (27,374)       (18,852)          (136)            --             --            --
         --        (26,060)            --             --        (35,364)       (16,893)       (27,932)            --            --
         --             --             --             --             --             --             --             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------


       (767)        (5,770)        25,687        (14,384)        (2,031)          (987)        25,672             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------

        (86)        (5,053)        26,089        (17,281)         6,522          4,795         24,961             --            --





     21,036         26,089             --         57,999         51,477         46,682             --             --            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------   -----------

$    20,950    $    21,036    $    26,089    $    40,718    $    57,999    $    51,477    $    24,961    $        --   $        --
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========   ===========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                                 SELECT INCOME PORTFOLIO           MFS EMERGING GROWTH PORTFOLIO
                                                           ----------------------------------   -----------------------------------
                                                              2000         1999        1998        2000         1999         1998
                                                              ----         ----        ----        ----         ----         ----
INVESTMENT INCOME:
Dividends ...............................................  $   9,197   $   64,804   $   1,407   $  172,920   $       --   $      --
                                                           ---------   ----------   ---------   ----------   ----------   ---------

EXPENSES:
Insurance charges .......................................        902       10,200         345       25,254        9,783       5,380
Administrative fees .....................................        482        4,561         153       12,877        4,785       2,506
                                                           ---------   ----------   ---------   ----------   ----------   ---------
    Net investment income (loss) ........................      7,813       50,043         909      134,789      (14,568)     (7,886)
                                                           ---------   ----------   ---------   ----------   ----------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................    162,934    3,442,257       1,288      380,749      149,272     193,784
  Cost of investments sold ..............................    164,330    3,533,597       1,319      306,418      113,379     160,718
                                                           ---------   ----------   ---------   ----------   ----------   ---------

    Net realized gain (loss) ............................     (1,396)     (91,340)        (31)      74,331       35,893      33,066
                                                           ---------   ----------   ---------   ----------   ----------   ---------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............     (2,194)        (374)         --    1,082,060      177,583       1,628
  Unrealized gain (loss) end of year ....................     (4,923)      (2,194)       (374)     (13,798)   1,082,060     177,583
                                                           ---------   ----------   ---------   ----------   ----------   ---------

    Net change in unrealized gain (loss) for the year ...     (2,729)      (1,820)       (374)  (1,095,858)     904,477     175,955
                                                           ---------   ----------   ---------   ----------   ----------   ---------

Net increase (decrease) in net assets
    resulting from operations ...........................      3,688      (43,117)        504     (886,738)     925,802     201,135
                                                           ---------   ----------   ---------   ----------   ----------   ---------




UNIT TRANSACTIONS:
Participant premium payments ............................         --           --          --           --           --      31,169
Participant transfers from other Travelers accounts .....    200,327    1,899,706      78,008    1,694,787      736,741     507,404
Growth rate intra-fund transfers in .....................         --       76,036          --      960,006      708,883     333,615
Contract surrenders .....................................     (1,409)     (43,517)       (812)     (49,401)     (16,721)    (11,045)
Participant transfers to other Travelers accounts .......   (160,195)  (1,814,304)         --     (307,314)    (128,389)   (148,933)
Growth rate intra-fund transfers out ....................         --      (76,036)         --     (960,006)    (708,883)   (333,615)
Other payments to participants ..........................         --           --          --           --           --          --
                                                           ---------   ----------   ---------   ----------   ----------   ---------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................     38,723       41,885      77,196    1,338,072      591,631     378,595
                                                           ---------   ----------   ---------   ----------   ----------   ---------

    Net increase (decrease) in net assets ...............     42,411       (1,232)     77,700      451,334    1,517,433     579,730




NET ASSETS:
  Beginning of year .....................................     76,468       77,700          --    2,471,741      954,308     374,578
                                                           ---------   ----------   ---------   ----------   ----------   ---------

  End of year ...........................................  $ 118,879   $   76,468   $  77,700   $2,923,075   $2,471,741   $ 954,308
                                                           =========   ==========   =========   ==========   ==========   =========

    ZERO COUPON BOND FUND PORTFOLIO              ZERO COUPON BOND FUND PORTFOLIO              ZERO COUPON BOND FUND PORTFOLIO
             SERIES 1998                                  SERIES 2000                                   SERIES 2005
---------------------------------------      ---------------------------------------      ---------------------------------------
    2000           1999          1998           2000           1999           1998          2000           1999           1998
    ----           ----          ----           ----           ----           ----          ----           ----           ----

$        --     $      --     $  13,431      $  51,549      $      --      $  32,036      $  42,669      $      --      $  46,437
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------


         --            --         1,974          4,464          4,783          4,178          7,022          7,507          6,647
         --            --         1,040          2,262          2,339          2,177          3,493          3,703          3,350
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------
         --            --        10,417         44,823         (7,122)        25,681         32,154        (11,210)        36,440
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------




         --            --       280,325        622,768         15,548         14,142        161,005         37,900         26,877
         --            --       282,185        612,749         15,116         13,577        151,735         36,283         24,154
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------

         --            --        (1,860)        10,019            432            565          9,270          1,617          2,723
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------


         --            --        (2,681)        27,387          8,743          1,746         28,166         82,407         32,155
         --            --            --             --         27,387          8,743         91,474         28,166         82,407
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------

         --            --         2,681        (27,387)        18,644          6,997         63,308        (54,241)        50,252
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------


         --            --        11,238         27,455         11,954         33,243        104,732        (63,834)        89,415
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------





         --            --             3             --             --              2             --             --              1
         --            --         3,890            787            698         33,612         63,878          4,094        215,876
         --            --        53,944        372,550        339,309        125,043        484,535        350,952        410,066
         --            --        (3,587)        (6,678)        (8,264)        (8,139)       (92,793)       (15,028)       (14,549)
         --            --      (274,369)      (609,816)          (823)          (567)        (9,028)       (15,127)        (6,506)
         --            --       (53,944)      (372,550)      (339,309)      (125,043)      (484,535)      (350,952)      (410,066)
         --            --            --             --             --             --        (38,410)            --             --
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------


         --            --      (274,063)      (615,707)        (8,389)        24,908        (76,353)       (26,061)       194,822
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------

         --            --      (262,825)      (588,252)         3,565         58,151         28,379        (89,895)       284,237





         --            --       262,825        588,252        584,687        526,536        888,767        978,662        694,425
-----------     ---------     ---------      ---------      ---------      ---------      ---------      ---------      ---------

$        --     $      --     $      --      $      --      $ 588,252      $ 584,687      $ 917,146      $ 888,767      $ 978,662
===========     =========     =========      =========      =========      =========      =========      =========      =========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                                          AIM CAPITAL APPRECIATION PORTFOLIO
                                                                ----------------------------------------------------
                                                                    2000                1999                1998
                                                                    ----                ----                ----
INVESTMENT INCOME:
Dividends ...............................................       $    216,115        $         --        $      6,709
                                                                ------------        ------------        ------------

EXPENSES:
Insurance charges .......................................             68,212              44,667              37,703
Administrative fees .....................................             35,492              22,540              18,757
                                                                ------------        ------------        ------------
    Net investment income (loss) ........................            112,411             (67,207)            (49,751)
                                                                ------------        ------------        ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................          1,016,706             646,700             403,308
  Cost of investments sold ..............................            663,978             515,292             316,192
                                                                ------------        ------------        ------------

    Net realized gain (loss) ............................            352,728             131,408              87,116
                                                                ------------        ------------        ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............          3,194,282           1,049,500             402,339
  Unrealized gain (loss) end of year ....................          1,636,819           3,194,282           1,049,500
                                                                ------------        ------------        ------------

    Net change in unrealized gain (loss) for the year ...         (1,557,463)          2,144,782             647,161
                                                                ------------        ------------        ------------

Net increase (decrease) in net assets
    resulting from operations ...........................         (1,092,324)          2,208,983             684,526
                                                                ------------        ------------        ------------




UNIT TRANSACTIONS:
Participant premium payments ............................             (1,668)                262             (34,489)
Participant transfers from other Travelers accounts .....          1,943,558             687,303           1,349,182
Growth rate intra-fund transfers in .....................          2,573,246           2,492,556           1,378,141
Contract surrenders .....................................           (195,682)            (72,990)            (65,039)
Participant transfers to other Travelers accounts .......           (802,260)           (543,866)           (274,365)
Growth rate intra-fund transfers out ....................         (2,573,246)         (2,492,556)         (1,378,141)
Other payments to participants ..........................             (8,286)            (31,657)                 --
                                                                ------------        ------------        ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................            935,662              39,052             975,289
                                                                ------------        ------------        ------------

    Net increase (decrease) in net assets ...............           (156,662)          2,248,035           1,659,815




NET ASSETS:
  Beginning of year .....................................          7,737,485           5,489,450           3,829,635
                                                                ------------        ------------        ------------

  End of year ...........................................       $  7,580,823        $  7,737,485        $  5,489,450
                                                                ============        ============        ============


                                                                            ALLIANCE GROWTH PORTFOLIO
                                                              ----------------------------------------------------
                                                                  2000                1999                1998
                                                                  ----                ----                ----
INVESTMENT INCOME:
Dividends ...............................................     $  1,104,393        $    627,611        $    447,950
                                                              ------------        ------------        ------------

EXPENSES:
Insurance charges .......................................          110,071              91,300              58,186
Administrative fees .....................................           56,849              45,791              28,821
                                                              ------------        ------------        ------------
    Net investment income (loss) ........................          937,473             490,520             360,943
                                                              ------------        ------------        ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................        1,752,774             646,159             532,083
  Cost of investments sold ..............................        1,265,148             467,371             359,686
                                                              ------------        ------------        ------------

    Net realized gain (loss) ............................          487,626             178,788             172,397
                                                              ------------        ------------        ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............        5,147,658           2,468,787           1,196,570
  Unrealized gain (loss) end of year ....................          823,580           5,147,658           2,468,787
                                                              ------------        ------------        ------------

    Net change in unrealized gain (loss) for the year ...       (4,324,078)          2,678,871           1,272,217
                                                              ------------        ------------        ------------

Net increase (decrease) in net assets
    resulting from operations ...........................       (2,898,979)          3,348,179           1,805,557
                                                              ------------        ------------        ------------




UNIT TRANSACTIONS:
Participant premium payments ............................               13                 289              (2,667)
Participant transfers from other Travelers accounts .....        2,406,532           2,492,735           2,871,418
Growth rate intra-fund transfers in .....................        4,473,468           5,015,527           2,240,715
Contract surrenders .....................................         (340,901)           (227,063)           (114,306)
Participant transfers to other Travelers accounts .......       (1,442,684)           (456,508)           (412,184)
Growth rate intra-fund transfers out ....................       (4,473,468)         (5,015,527)         (2,240,715)
Other payments to participants ..........................           (8,185)            (53,574)                 --
                                                              ------------        ------------        ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................          614,775           1,755,879           2,342,261
                                                              ------------        ------------        ------------

    Net increase (decrease) in net assets ...............       (2,284,204)          5,104,058           4,147,818




NET ASSETS:
  Beginning of year .....................................       14,643,287           9,539,229           5,391,411
                                                              ------------        ------------        ------------

  End of year ...........................................     $ 12,359,083        $ 14,643,287        $  9,539,229
                                                              ============        ============        ============

       MFS TOTAL RETURN PORTFOLIO               PUTNAM DIVERSIFIED INCOME PORTFOLIO           SMITH BARNEY HIGH INCOME PORTFOLIO
-----------------------------------------    -----------------------------------------    -----------------------------------------
    2000           1999           1998           2000          1999            1998           2000           1999           1998
    ----           ----           ----           ----          ----            ----           ----           ----           ----

$   403,788    $   488,446    $   234,290    $   131,864    $   107,643    $    63,092    $   202,419    $   200,075    $   169,433
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     53,360         55,207         40,945         12,645         16,072         11,688         17,942         23,989         20,993
     26,663         27,000         20,073          6,327          7,552          5,658          8,771         11,262         10,643
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    323,765        406,239        173,272        112,892         84,019         45,746        175,706        164,824        137,797
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




    741,989      1,030,207        370,771        252,347        468,377        251,910        767,090        565,453        384,631
    693,938        964,471        275,124        266,641        490,741        232,480        837,635        575,544        346,152
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

     48,051         65,736         95,647        (14,294)       (22,364)        19,430        (70,545)       (10,091)        38,479
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    339,144        728,180        537,381        (74,149)        (7,488)        66,658        (39,785)        82,166        297,926
    939,664        339,144        728,180       (197,286)       (74,149)        (7,488)      (348,561)       (39,785)        82,166
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    600,520       (389,036)       190,799       (123,137)       (66,661)       (74,146)      (308,776)      (121,951)      (215,760)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    972,336         82,939        459,718        (24,539)        (5,006)        (8,970)      (203,615)        32,782        (39,484)
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------





         18            280        (33,829)            18             --              3        (28,183)            25             65
    433,780      1,577,246      2,184,229         17,146        406,099        868,738         65,058        227,326        959,475
  2,713,495      2,827,410      1,333,510        734,487        884,165        449,069        888,890      1,662,633        924,661
   (149,880)      (198,609)       (82,188)       (55,503)      (103,303)       (62,555)       (44,374)      (184,405)       (40,730)
   (505,220)      (788,561)      (213,546)      (182,718)      (368,207)      (186,425)      (616,234)      (412,680)      (309,441)
 (2,713,495)    (2,827,410)    (1,333,510)      (734,487)      (884,165)      (449,069)      (888,890)    (1,662,633)      (924,661)
    (37,719)       (77,640)            --             --             --             --             --             --             --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


   (259,021)       512,716      1,854,666       (221,057)       (65,411)       619,761       (623,733)      (369,734)       609,369
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

    713,315        595,655      2,314,384       (245,596)       (70,417)       610,791       (827,348)      (336,952)       569,885





  6,620,914      6,025,259      3,710,875      1,749,950      1,820,367      1,209,576      2,589,362      2,926,314      2,356,429
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$ 7,334,229    $ 6,620,914    $ 6,025,259    $ 1,504,354    $ 1,749,950    $ 1,820,367    $ 1,762,014    $ 2,589,362    $ 2,926,314
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========


6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                                   SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
                                                                -------------------------------------------------
                                                                    2000              1999                1998
                                                                    ----              ----                ----
INVESTMENT INCOME:
Dividends ...............................................       $    30,448        $    10,983        $        --
                                                                -----------        -----------        -----------

EXPENSES:
Insurance charges .......................................            35,523             27,909             22,988
Administrative fees .....................................            18,573             13,827             11,558
                                                                -----------        -----------        -----------
    Net investment income (loss) ........................           (23,648)           (30,753)           (34,546)
                                                                -----------        -----------        -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................           475,675            253,471            260,883
  Cost of investments sold ..............................           331,176            207,435            216,663
                                                                -----------        -----------        -----------

    Net realized gain (loss) ............................           144,499             46,036             44,220
                                                                -----------        -----------        -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............         2,239,550            255,799            134,005
  Unrealized gain (loss) end of year ....................           784,107          2,239,550            255,799
                                                                -----------        -----------        -----------

    Net change in unrealized gain (loss) for the year ...        (1,455,443)         1,983,751            121,794
                                                                -----------        -----------        -----------

Net increase (decrease) in net assets
    resulting from operations ...........................        (1,334,592)         1,999,034            131,468
                                                                -----------        -----------        -----------




UNIT TRANSACTIONS:
Participant premium payments ............................                19                 --                 18
Participant transfers from other Travelers accounts .....           584,639            298,923            593,554
Growth rate intra-fund transfers in .....................         1,371,123          1,663,570          1,060,055
Contract surrenders .....................................           (90,021)          (138,299)           (43,363)
Participant transfers to other Travelers accounts .......          (321,928)          (104,712)          (237,302)
Growth rate intra-fund transfers out ....................        (1,371,123)        (1,663,570)        (1,060,055)
Other payments to participants ..........................           (40,889)            (5,288)                --
                                                                -----------        -----------        -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................           131,820             50,624            312,907
                                                                -----------        -----------        -----------

    Net increase (decrease) in net assets ...............        (1,202,772)         2,049,658            444,375




NET ASSETS:
  Beginning of year .....................................         5,135,611          3,085,953          2,641,578
                                                                -----------        -----------        -----------

  End of year ...........................................       $ 3,932,839        $ 5,135,611        $ 3,085,953
                                                                ===========        ===========        ===========


                                                                       SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                                                                 -------------------------------------------------
                                                                     2000              1999                1998
                                                                     ----              ----                ----
INVESTMENT INCOME:
Dividends ...............................................        $   166,319        $   164,347        $   147,289
                                                                 -----------        -----------        -----------

EXPENSES:
Insurance charges .......................................             36,360             38,095             32,326
Administrative fees .....................................             18,099             18,359             15,976
                                                                 -----------        -----------        -----------
    Net investment income (loss) ........................            111,860            107,893             98,987
                                                                 -----------        -----------        -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................            451,185            791,571            330,113
  Cost of investments sold ..............................            416,395            691,868            240,119
                                                                 -----------        -----------        -----------

    Net realized gain (loss) ............................             34,790             99,703             89,994
                                                                 -----------        -----------        -----------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............            377,008            650,296            539,297
  Unrealized gain (loss) end of year ....................            755,507            377,008            650,296
                                                                 -----------        -----------        -----------

    Net change in unrealized gain (loss) for the year ...            378,499           (273,288)           110,999
                                                                 -----------        -----------        -----------

Net increase (decrease) in net assets
    resulting from operations ...........................            525,149            (65,692)           299,980
                                                                 -----------        -----------        -----------




UNIT TRANSACTIONS:
Participant premium payments ............................                 36                300                 (5)
Participant transfers from other Travelers accounts .....            613,819            751,007          1,177,380
Growth rate intra-fund transfers in .....................          1,860,997          2,529,164          1,509,749
Contract surrenders .....................................            (99,927)          (110,090)           (62,771)
Participant transfers to other Travelers accounts .......           (255,330)          (706,906)          (255,480)
Growth rate intra-fund transfers out ....................         (1,860,997)        (2,529,164)        (1,509,749)
Other payments to participants ..........................            (91,823)           (29,151)                --
                                                                 -----------        -----------        -----------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................            166,775            (94,840)           859,124
                                                                 -----------        -----------        -----------

    Net increase (decrease) in net assets ...............            691,924           (160,532)         1,159,104




NET ASSETS:
  Beginning of year .....................................          4,388,520          4,549,052          3,389,948
                                                                 -----------        -----------        -----------

  End of year ...........................................        $ 5,080,444        $ 4,388,520        $ 4,549,052
                                                                 ===========        ===========        ===========

   SMITH BARNEY MONEY MARKET PORTFOLIO           TRAVELERS MANAGED INCOME PORTFOLIO             VAN KAMPEN ENTERPRISE PORTFOLIO
-----------------------------------------    -----------------------------------------    -----------------------------------------
   2000            1999           1998           2000          1999           1998           2000           1999            1998
   ----            ----           ----           ----          ----           ----           ----           ----            ----

$   302,793    $   234,031    $   228,416    $    26,704    $    22,793    $    42,136    $   893,887    $    98,331    $   232,164
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


     45,400         43,927         41,046          5,711          6,494          6,925         57,031         44,092         33,585
     20,765         20,002         18,564          2,744          3,013          3,315         29,226         22,105         16,709
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    236,628        170,102        168,806         18,249         13,286         31,896        807,630         32,134        181,870
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------




  6,953,503      8,930,400     10,644,045        253,184        164,060        253,916      1,403,604        490,450        389,864
  6,953,503      8,930,400     10,644,045        253,969        164,663        229,663        997,600        360,000        259,042
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         --             --             --           (785)          (603)        24,253        406,004        130,450        130,822
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


         --             --             --         (5,837)        10,678         39,118      2,427,549      1,229,557        632,515
         --             --             --         18,064         (5,837)        10,678         57,831      2,427,549      1,229,557
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         --             --             --         23,901        (16,515)       (28,440)    (2,369,718)     1,197,992        597,042
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


    236,628        170,102        168,806         41,365         (3,832)        27,709     (1,156,084)     1,360,576        909,734
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------





  1,771,765      6,180,811     15,419,844             --             --             (3)            --             --         19,370
  2,329,068      3,025,232      1,022,032         86,535         46,045        535,274      1,675,351      1,170,116      1,103,718
  1,061,255        946,691        453,849        278,607        344,993        362,687      2,401,990      2,219,432      1,226,204
   (240,267)      (113,473)      (121,241)      (115,271)       (14,687)       (33,144)      (157,459)       (70,600)       (57,012)
 (6,818,854)    (9,486,859)   (13,287,058)      (131,673)      (147,066)      (193,135)    (1,136,420)      (305,971)      (253,402)
 (1,061,255)      (946,691)      (453,849)      (278,607)      (344,993)      (362,687)    (2,401,990)    (2,219,432)    (1,226,204)
         --             --             --             --             --             --       (101,523)       (73,651)            --
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


 (2,958,288)      (394,289)     3,033,577       (160,409)      (115,708)       308,992        279,949        719,894        812,674
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

 (2,721,660)      (224,187)     3,202,383       (119,044)      (119,540)       336,701       (876,135)     2,080,470      1,722,408





  6,631,209      6,855,396      3,653,013        716,960        836,500        499,799      7,186,400      5,105,930      3,383,522
-----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

$ 3,909,549    $ 6,631,209    $ 6,855,396    $   597,916    $   716,960    $   836,500    $ 6,310,265    $ 7,186,400    $ 5,105,930
===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

6. SCHEDULE OF SEPARATE ACCOUNT ONE OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                                                 COMBINED
                                                              ------------------------------------------------
                                                                  2000              1999               1998
                                                                  ----              ----               ----
INVESTMENT INCOME:
Dividends ...............................................     $  4,260,226      $  2,397,721      $  1,964,228
                                                              ------------      ------------      ------------

EXPENSES:
Insurance charges .......................................          537,112           481,628           370,704
Administrative fees .....................................          272,129           234,475           182,019
                                                              ------------      ------------      ------------
    Net investment income (loss) ........................        3,450,985         1,681,618         1,411,505
                                                              ------------      ------------      ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
  Proceeds from investments sold ........................       16,394,400        20,319,801        14,571,579
  Cost of investments sold ..............................       14,728,020        19,600,270        13,786,319
                                                              ------------      ------------      ------------

    Net realized gain (loss) ............................        1,666,380           719,531           785,260
                                                              ------------      ------------      ------------

Change in unrealized gain (loss) on investments:
  Unrealized gain (loss) beginning of year ..............       16,001,327         7,240,118         4,467,693
  Unrealized gain (loss) end of year ....................        6,463,050        16,001,327         7,240,118
                                                              ------------      ------------      ------------

    Net change in unrealized gain (loss) for the year ...       (9,538,277)        8,761,209         2,772,425
                                                              ------------      ------------      ------------

Net increase (decrease) in net assets
    resulting from operations ...........................       (4,420,912)       11,162,358         4,969,190
                                                              ------------      ------------      ------------




UNIT TRANSACTIONS:
Participant premium payments ............................        1,742,055         6,181,967        15,399,481
Participant transfers from other Travelers accounts .....       13,027,104        15,512,601        15,068,220
Growth rate intra-fund transfers in .....................       23,262,201        25,803,896        13,558,388
Contract surrenders .....................................       (1,789,437)       (1,432,950)         (816,829)
Participant transfers to other Travelers accounts .......      (13,955,436)      (17,734,576)      (16,185,232)
Growth rate intra-fund transfers out ....................      (23,262,201)      (25,803,896)      (13,558,388)
Other payments to participants ..........................         (421,032)         (338,135)               --
                                                              ------------      ------------      ------------

  Net increase (decrease) in net assets
    resulting from unit transactions ....................       (1,396,746)        2,188,907        13,465,640
                                                              ------------      ------------      ------------

    Net increase (decrease) in net assets ...............       (5,817,658)       13,351,265        18,434,830




NET ASSETS:
  Beginning of year .....................................       68,318,331        54,967,066        36,532,236
                                                              ------------      ------------      ------------

  End of year ...........................................     $ 62,500,673      $ 68,318,331      $ 54,967,066
                                                              ============      ============      ============

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998


                                                  TOTAL RETURN PORTFOLIO               SELECT BALANCED PORTFOLIO
                                          ------------------------------------   ------------------------------------
                                             2000         1999         1998         2000         1999         1998
                                             ----         ----         ----         ----         ----         ----
Units beginning of year ................   3,557,706    3,832,046    3,051,751      147,259      118,053           --
Units purchased and transferred from
  other Travelers accounts .............   1,934,902    2,297,644    2,052,523       96,461    1,876,903      119,080
Units redeemed and transferred to
  other Travelers accounts .............  (1,923,420)  (2,571,984)  (1,272,228)    (126,075)  (1,847,697)      (1,027)
                                          ----------   ----------   ----------   ----------   ----------   ----------
Units end of year ......................   3,569,188    3,557,706    3,832,046      117,645      147,259      118,053
                                          ==========   ==========   ==========   ==========   ==========   ==========


                                              SELECT CONSERVATIVE PORTFOLIO             SELECT GROWTH PORTFOLIO
                                          ------------------------------------   ------------------------------------
                                             2000         1999         1998         2000         1999         1998
                                             ----         ----         ----         ----         ----         ----

Units beginning of year ................      19,606       25,067           --       44,388       45,301       46,248
Units purchased and transferred from
  other Travelers accounts .............         344       25,005       25,356       10,660       45,080       15,433
Units redeemed and transferred to
  other Travelers accounts .............      (1,040)     (30,466)        (289)     (21,892)     (45,993)     (16,380)
                                          ----------   ----------   ----------   ----------   ----------   ----------
Units end of year ......................      18,910       19,606       25,067       33,156       44,388       45,301
                                          ==========   ==========   ==========   ==========   ==========   ==========


                                               SELECT HIGH GROWTH PORTFOLIO             SELECT INCOME PORTFOLIO
                                          ------------------------------------   ------------------------------------
                                             2000         1999         1998         2000         1999         1998
                                             ----         ----         ----         ----         ----         ----

Units beginning of year ................          --           --           --       76,282       77,186           --
Units purchased and transferred from
  other Travelers accounts .............      53,296           --           --      201,543    1,963,029       78,008
Units redeemed and transferred to
  other Travelers accounts .............     (26,946)          --           --     (162,307)  (1,963,933)        (822)
                                          ----------   ----------   ----------   ----------   ----------   ----------
Units end of year ......................      26,350           --           --      115,518       76,282       77,186
                                          ==========   ==========   ==========   ==========   ==========   ==========


                                              MFS EMERGING GROWTH PORTFOLIO     ZERO COUPON BOND FUND PORTFOLIO SERIES 1998
                                          ------------------------------------  -------------------------------------------
                                             2000         1999         1998         2000           1999            1998
                                             ----         ----         ----         ----           ----            ----

Units beginning of year ................     932,375      629,282      327,674           --             --         244,090
Units purchased and transferred from
  other Travelers accounts .............     988,443      808,784      685,380           --             --          53,372
Units redeemed and transferred to
  other Travelers accounts .............    (524,069)    (505,691)    (383,772)          --             --        (297,462)
                                          ----------   ----------   ----------   ----------     ----------      ----------
Units end of year ......................   1,396,749      932,375      629,282           --             --              --
                                          ==========   ==========   ==========   ==========     ==========      ==========

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                                ZERO COUPON BOND FUND PORTFOLIO           ZERO COUPON BOND FUND PORTFOLIO
                                                         SERIES 2000                               SERIES 2005
                                            --------------------------------------    --------------------------------------
                                               2000          1999          1998          2000          1999          1998
                                               ----          ----          ----          ----          ----          ----

Units beginning of year .................      505,280       511,213       489,816       781,047       803,502       632,728
Units purchased and transferred from
  other Travelers accounts ..............      316,373       298,677       142,158       465,116       308,335       545,226
Units redeemed and transferred to
  other Travelers accounts ..............     (821,653)     (304,610)     (120,761)     (532,031)     (330,790)     (374,452)
                                            ----------    ----------    ----------    ----------    ----------    ----------
Units end of year .......................           --       505,280       511,213       714,132       781,047       803,502
                                            ==========    ==========    ==========    ==========    ==========    ==========


                                              AIM CAPITAL APPRECIATION PORTFOLIO            ALLIANCE GROWTH PORTFOLIO
                                            --------------------------------------    --------------------------------------
                                               2000          1999          1998          2000          1999          1998
                                               ----          ----          ----          ----          ----          ----

Units beginning of year .................    3,679,143     3,692,106     2,981,929     5,218,499     4,448,786     3,204,642
Units purchased and transferred from
  other Travelers accounts ..............    2,094,127     2,027,382     2,014,928     2,620,783     3,261,251     2,768,051
Units redeemed and transferred to
  other Travelers accounts ..............   (1,700,328)   (2,040,345)   (1,304,751)   (2,385,368)   (2,491,538)   (1,523,907)
                                            ----------    ----------    ----------    ----------    ----------    ----------
Units end of year .......................    4,072,942     3,679,143     3,692,106     5,453,914     5,218,499     4,448,786
                                            ==========    ==========    ==========    ==========    ==========    ==========


                                                 MFS TOTAL RETURN PORTFOLIO             PUTNAM DIVERSIFIED INCOME PORTFOLIO
                                            --------------------------------------    --------------------------------------
                                               2000          1999          1998          2000          1999          1998
                                               ----          ----          ----          ----          ----          ----

Units beginning of year .................    4,335,124     4,003,041     2,719,511     1,551,884     1,613,850     1,065,400
Units purchased and transferred from
  other Travelers accounts ..............    1,995,497     2,905,251     2,422,803       672,119     1,152,450     1,159,090
Units redeemed and transferred to
  other Travelers accounts ..............   (2,162,156)   (2,573,168)   (1,139,273)     (868,929)   (1,214,416)     (610,640)
                                            ----------    ----------    ----------    ----------    ----------    ----------
Units end of year .......................    4,168,465     4,335,124     4,003,041     1,355,074     1,551,884     1,613,850
                                            ==========    ==========    ==========    ==========    ==========    ==========


                                              SMITH BARNEY HIGH INCOME PORTFOLIO     SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
                                            --------------------------------------   -------------------------------------------
                                               2000          1999          1998          2000           1999            1998
                                               ----          ----          ----          ----           ----            ----

Units beginning of year .................    1,994,379     2,282,622     1,822,547     2,423,125      2,415,924       2,175,509
Units purchased and transferred from
  other Travelers accounts ..............      734,336     1,473,621     1,448,411     1,027,376      1,355,132       1,296,620
Units redeemed and transferred to
  other Travelers accounts ..............   (1,234,605)   (1,761,864)     (988,336)     (987,308)    (1,347,931)     (1,056,205)
                                            ----------    ----------    ----------    ----------     ----------      ----------
Units end of year .......................    1,494,110     1,994,379     2,282,622     2,463,193      2,423,125       2,415,924
                                            ==========    ==========    ==========    ==========     ==========      ==========

7.  SCHEDULE OF UNITS FOR SEPARATE ACCOUNT ONE
    FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998 (CONTINUED)


                                             SMITH BARNEY LARGE CAP VALUE PORTFOLIO         SMITH BARNEY MONEY MARKET PORTFOLIO
                                            ----------------------------------------   -------------------------------------------
                                                2000           1999          1998          2000            1999           1998
                                                ----           ----          ----          ----            ----           ----

Units beginning of year ................      2,772,215      2,841,367     2,297,582     5,701,272       6,097,992       3,369,561
Units purchased and transferred from
  other Travelers accounts .............      1,546,268      2,014,711     1,748,933     4,367,611       8,871,828      15,310,363
Units redeemed and transferred to
  other Travelers accounts .............     (1,446,282)    (2,083,863)   (1,205,148)   (6,857,507)     (9,268,548)    (12,581,932)
                                            -----------    -----------   -----------   -----------     -----------     -----------
Units end of year ......................      2,872,201      2,772,215     2,841,367     3,211,376       5,701,272       6,097,992
                                            ===========    ===========   ===========   ===========     ===========     ===========


                                              TRAVELERS MANAGED INCOME PORTFOLIO               VAN KAMPEN ENTERPRISE PORTFOLIO
                                            ---------------------------------------     -------------------------------------------
                                                2000          1999          1998            2000            1999           1998
                                                ----          ----          ----            ----            ----           ----

Units beginning of year ................        633,495       735,975       456,522       2,985,797       2,641,879       2,164,537
Units purchased and transferred from
  other Travelers accounts .............        320,990       343,783       805,605       1,743,038       1,668,389       1,380,694
Units redeemed and transferred to
  other Travelers accounts .............       (459,588)     (446,263)     (526,152)     (1,617,276)     (1,324,471)       (903,352)
                                            -----------   -----------   -----------     -----------     -----------     -----------
Units end of year ......................        494,897       633,495       735,975       3,111,559       2,985,797       2,641,879
                                            ===========   ===========   ===========     ===========     ===========     ===========


                                                           COMBINED
                                            -------------------------------------------
                                                2000            1999            1998
                                                ----            ----            ----

Units beginning of year ................     37,358,876      36,815,192      27,050,047
Units purchased and transferred from
  other Travelers accounts .............     21,189,283      32,697,255      34,072,034
Units redeemed and transferred to
  other Travelers accounts .............    (23,858,780)    (32,153,571)    (24,306,889)
                                            -----------     -----------     -----------
Units end of year ......................     34,689,379      37,358,876      36,815,192
                                            ===========     ===========     ===========

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Life and Annuity Company and Owners of Variable Life Insurance Contracts of The Travelers Variable Life Insurance Separate Account One:


We have audited the accompanying statement of assets and liabilities of The Travelers Variable Life Insurance Separate Account One (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations and changes in its net assets for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.


                        /s/ KPMG LLP


Hartford, Connecticut
February 15, 2001

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









                       This page intentionally left blank

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut










This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Variable Life Insurance Separate Account One or shares of Separate Account One's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Variable Life Insurance Separate Account One product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.










VG-SEP1 (Annual) (12-00) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Life and Annuity Company:


We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the related statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                ($ in thousands)


FOR THE YEAR ENDED DECEMBER 31,                2000         1999          1998
                                             ---------    ---------    ---------

REVENUES
Premiums                                     $  33,941    $  25,270    $  23,677
Net investment income                          214,174      177,179      171,003
Realized investment gains (losses)              (7,396)      (4,973)      18,493
Fee income                                     127,378       63,722       27,392
Other revenues                                   9,625        4,072        1,494
                                             ---------    ---------    ---------
     Total Revenues                            377,722      265,270      242,059
                                             ---------    ---------    ---------

BENEFITS AND EXPENSES
Current and future insurance benefits           78,403       78,072       81,371
Interest credited to contractholders            77,579       56,216       51,535
Amortization of deferred acquisition costs      68,254       38,902       15,956
Operating expenses                              14,095       11,326        5,012
                                             ---------    ---------    ---------
     Total Benefits and Expenses               238,331      184,516      153,874
                                             ---------    ---------    ---------

Income before federal income taxes             139,391       80,754       88,185
                                             ---------    ---------    ---------

Federal income taxes
     Current                                    11,738       21,738       18,917
     Deferred                                   36,748        6,410       11,783
                                             ---------    ---------    ---------
     Total Federal Income Taxes                 48,486       28,148       30,700
                                             ---------    ---------    ---------

Net income                                   $  90,905    $  52,606    $  57,485
                                             =========    =========    =========









                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                ($ in thousands)

DECEMBER 31,                                                                  2000          1999
                                                                           -----------   -----------

ASSETS
Fixed maturities, available for sale at fair value (including $49,465 at
      December 31, 2000 subject to securities lending agreements)          $ 2,297,141   $ 1,713,948
Equity securities, at fair value                                                22,551        33,169
Mortgage loans                                                                 132,768       155,719
Short-term securities                                                          247,377        81,119
Other invested assets                                                          222,325       190,622
                                                                           -----------   -----------
      Total Investments                                                      2,922,162     2,174,577
                                                                           -----------   -----------

Separate accounts                                                            6,802,985     4,795,165
Deferred acquisition costs                                                     579,567       350,088
Deferred federal income taxes                                                   11,296        74,478
Premium balances receivable                                                     26,184        22,420
Other assets                                                                   153,423        84,605
                                                                           -----------   -----------
     Total Assets                                                          $10,495,617   $ 7,501,333
                                                                           -----------   -----------

LIABILITIES
Future policy benefits and claims                                          $   989,576   $ 1,007,776
Contractholder funds                                                         1,631,611     1,117,819
Separate accounts                                                            6,802,985     4,795,165
Other liabilities                                                              211,441       114,408
                                                                           -----------   -----------
     Total Liabilities                                                       9,635,613     7,035,168
                                                                           -----------   -----------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                 3,000         3,000
Additional paid-in capital                                                     417,316       167,316
Retained earnings                                                              426,066       335,161
Accumulated other changes in equity from non-owner sources                      13,622       (39,312)
                                                                           -----------   -----------
     Total Shareholder's Equity                                                860,004       466,165
                                                                           -----------   -----------

     Total Liabilities and Shareholder's Equity                            $10,495,617   $ 7,501,333
                                                                           ===========   ===========








                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
           STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                ($ in thousands)


STATEMENTS OF CHANGES IN RETAINED EARNINGS     2000         1999         1998
                                             ---------    ---------    ---------

Balance, beginning of year                   $ 335,161    $ 282,555    $ 225,070
Net income                                      90,905       52,606       57,485
                                             ---------    ---------    ---------
Balance, end of year                         $ 426,066    $ 335,161    $ 282,555
                                             =========    =========    =========

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES

Balance, beginning of year                   $ (39,312)   $  87,889    $  70,277
Unrealized gains (losses), net of tax           52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Balance, end of year                         $  13,622    $ (39,312)   $  87,889
                                             =========    =========    =========

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES

Net Income                                   $  90,905    $  52,606    $  57,485
Other changes in equity from
     non-owner sources                          52,934     (127,201)      17,612
                                             ---------    ---------    ---------
Total changes in equity from
     non-owner sources                       $ 143,839    $ (74,595)   $  75,097
                                             =========    =========    =========







                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                ($ in thousands)


FOR THE YEARS ENDED DECEMBER 31,                                2000           1999           1998
                                                            -----------    -----------    -----------

CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                     $    33,609    $    24,804    $    22,300
     Net investment income received                             186,362        150,107        146,158
     Benefits and claims paid                                   (96,890)       (94,503)       (90,872)
     Interest credited to contractholders                       (77,579)       (50,219)       (51,535)
     Operating expenses paid                                   (325,180)      (235,166)      (122,327)
     Income taxes paid                                          (38,548)       (29,369)       (25,214)
     Other, including fee income                                176,822         46,028         46,099
                                                            -----------    -----------    -----------
         Net Cash Used in Operating Activities                 (141,404)      (188,318)       (75,391)
                                                            -----------    -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                       220,841        213,402        113,456
         Mortgage loans                                          28,477         28,002         25,462
     Proceeds from sales of investments
         Fixed maturities                                       843,856        774,096      1,095,976
         Equity securities                                       30,772          5,146          6,020
         Mortgage loans                                          15,260           --             --
         Real estate held for sale                                2,115           --             --
     Purchases of investments
         Fixed maturities                                    (1,564,237)    (1,025,110)    (1,320,704)
         Equity securities                                      (20,361)       (12,524)       (13,653)
         Mortgage loans                                         (17,016)        (8,520)       (39,158)
     Policy loans, net                                           (2,675)        (5,316)        (2,010)
     Short-term securities (purchases) sales, net              (166,259)        45,057         43,054
     Other investments (purchases) sales, net                       327        (44,621)         1,110
     Securities transactions in course of settlement, net        21,372         (7,033)        36,459
                                                            -----------    -----------    -----------
         Net Cash Used in Investing Activities                 (607,528)       (37,421)       (53,988)
                                                            -----------    -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                               629,138        308,953        211,476
     Contractholder fund withdrawals                           (115,289)       (83,817)       (83,036)
     Contribution from parent company                           250,000           --             --
                                                            -----------    -----------    -----------
         Net Cash Provided by Financing Activities              763,849        225,136        128,440
                                                            -----------    -----------    -----------
Net increase (decrease) in cash                                  14,917           (603)          (939)
Cash at beginning of period                                          21            624            315
                                                            -----------    -----------    -----------
Cash at December 31,                                        $    14,938    $        21    $       624
                                                            ===========    ===========    ===========





                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America
     (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

     Certain prior year amounts have been reclassified to conform to the 2000 presentation.

     ACCOUNTING CHANGES

     ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES

     In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities
     (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on results of the Company's operations, financial condition or liquidity. See Note 2.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

     During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 had no impact on the Company's financial condition, statement of operations or liquidity.

     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

     Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, options, forward contracts and interest rate swaps, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with the changes in market value reflected in realized investment gains (losses).

     Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

     Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

     Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

     Forward contracts, equity swaps and interest rate options were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 8.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

     SEPARATE ACCOUNTS

     The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     DEFERRED ACQUISITION COSTS

     Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. A 15 to 20-year amortization period is used for life insurance, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

     FUTURE POLICY BENEFITS

     Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuity policies have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 3.0% to 7.8%, including a provision for adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, certain individual annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

     OTHER LIABILITIES

     Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company's liability for guaranty fund assessments was not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on the statutory surplus of the Company is not material.

     The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC issued a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on its statutory capital and surplus will not be significant.

     PREMIUMS

     Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods.

     FEE INCOME

     Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

     OTHER REVENUES

     Other revenues include surrender, penalties and other charges.

     FEDERAL INCOME TAXES

     The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS
     137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

     The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


2.   INVESTMENTS

     FIXED MATURITIES

     The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                            GROSS          GROSS
       DECEMBER 31, 2000                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                       COST          GAINS          LOSSES         VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  219,851     $    7,369     $    1,767     $  225,453
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   112,021         12,200            286        123,935
            Obligations of states and political
            subdivisions                                       30,583          2,698            329         32,952
            Debt securities issued by foreign
            governments                                        50,624          1,149            939         50,834
            All other corporate bonds                       1,403,462         33,805         26,904      1,410,363
            All other debt securities                         442,390         10,734          7,837        445,287
            Redeemable preferred stock                          9,007            853          1,543          8,317
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $2,267,938     $   68,808     $   39,605     $2,297,141
                                                           ----------     ----------     ----------     ----------


                                                                            GROSS           GROSS
       DECEMBER 31, 1999                                   AMORTIZED      UNREALIZED      UNREALIZED       FAIR
       ($ in thousands)                                      COST           GAINS           LOSSES        VALUE
       -----------------                                   ---------      ----------      ----------      -----

       AVAILABLE FOR SALE:
            Mortgage-backed securities - CMOs and
            pass-through securities                        $  211,864     $    2,103     $    7,818     $  206,149
            U.S. Treasury securities and obligations
            of U.S. Government and government agencies
            and authorities                                   116,082          2,613          3,704        114,991
            Obligations of states and political
            subdivisions                                       29,801              7          3,312         26,496
            Debt securities issued by foreign
            governments                                        44,159          2,813            198         46,774
            All other corporate bonds                       1,059,552          6,592         42,458      1,023,686
            All other debt securities                         297,911          5,065         10,353        292,623
            Redeemable preferred stock                          3,654             41            466          3,229
                                                           ----------     ----------     ----------     ----------
                Total Available For Sale                   $1,763,023     $   19,234     $   68,309     $1,713,948
                                                           ----------     ----------     ----------     ----------


     Proceeds from sales of fixed maturities classified as available for sale were $844 million, $774 million and $1.1 billion in 2000, 1999 and 1998, respectively. Gross gains of $22.4 million, $24.6

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     million and $32.6 million and gross losses of $34.1 million, $22.0 million and $17.0 million in 2000, 1999 and 1998, respectively were realized on those sales.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $530.2 million and $486.2 million at December 31, 2000 and 1999, respectively.

     The amortized cost and fair value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 AMORTIZED         FAIR
       ($ in thousands)                             COST          VALUE
                                                 ----------     ----------

       MATURITY:
          Due in one year or less                $   51,478     $   51,005
          Due after 1 year through 5 years          638,112        646,327
          Due after 5 years through 10 years        675,953        679,957
          Due after 10 years                        682,544        694,399
                                                 ----------     ----------
                                                  2,048,087      2,071,688
                                                 ----------     ----------

          Mortgage-backed securities                219,851        225,453
                                                 ----------     ----------
              Total Maturity                     $2,267,938     $2,297,141
                                                 ----------     ----------

     The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2000 and 1999, the Company held CMOs with a fair value of $189.4 million and $167.7 million, respectively. The Company's CMO holdings were 55.4% and 65.9% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999, respectively.

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

     reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $50.7 million and $38.2 million, respectively.

     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

                                                             GROSS       GROSS
        EQUITY SECURITIES:                                UNREALIZED   UNREALIZED      FAIR
        ($ in thousands)                        COST         GAINS       LOSSES        VALUE
                                               -------      -------      -------      -------

       DECEMBER 31, 2000
          Common stocks                        $ 2,861      $    29      $   845      $ 2,045
          Non-redeemable preferred stocks       21,150          480        1,124       20,506
                                               -------      -------      -------      -------
              Total Equity Securities          $24,011      $   509      $ 1,969      $22,551
                                               -------      -------      -------      -------

       DECEMBER 31, 1999
          Common stocks                        $ 4,966      $   730      $   256      $ 5,440
          Non-redeemable preferred stocks       29,407          533        2,211       27,729
                                               -------      -------      -------      -------
              Total Equity Securities          $34,373      $ 1,263      $ 2,467      $33,169
                                               -------      -------      -------      -------

     Proceeds from sales of equity securities were $30.8 million, $5.1 million and $6.0 million in 2000, 1999 and 1998, respectively. Gross gains of $3.3 million, $1.5 million and $2.6 million and gross losses of $.3 million, $.3 million and $.8 million were realized on those sales during 2000, 1999 and 1998, respectively.

     MORTGAGE LOANS

     Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     At December 31, 2000 and 1999, the Company's mortgage loan portfolios consisted of the following:

            ($ in thousands)                        2000          1999
                                                --------      --------
            Current Mortgage Loans              $132,768      $151,814
            Underperforming Mortgage Loans          --           3,905
                                                --------      --------
                 Total                          $132,768      $155,719
                                                --------      --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)
     Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

       ($ in thousands)

       2001                       $ 17,550
       2002                          8,990
       2003                          5,089
       2004                          8,475
       2005                          6,277
       Thereafter                   86,387
                                  --------
           Total                  $132,768
                                  ========

     CONCENTRATIONS

     Significant individual investment concentrations included $52.8 million and $63.2 million in the Tishman Speyer Joint Venture at December 31, 2000 and 1999, respectively.

     The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

     Included in fixed maturities are below investment grade assets totaling $143.8 million and $141.4 million at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

     The Company's industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

       ($ in thousands)               2000              1999
                                    --------          --------
       Banking                      $222,984          $152,848
       Finance                       204,994           103,385
                                    --------          --------

     The Company held investments in foreign banks in the amount of $139 million and $125 million at December 31, 2000 and 1999, respectively, which are included in the table above.

     Below investment grade assets included in the preceding table were not significant.

     Mortgage loan investments are relatively evenly disbursed throughout the United States, with no significant holdings in any one state or property type.

     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     NON-INCOME PRODUCING INVESTMENTS

     Investments included in the December 31, 2000 and 1999 balance sheets that were non-income producing were insignificant.

     RESTRUCTURED INVESTMENTS

     Mortgage loan and debt securities which were restructured at below market terms at December 31, 2000 and 1999 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

     NET INVESTMENT INCOME

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                2000          1999          1998
                                                     --------      --------      --------

       GROSS INVESTMENT INCOME
           Fixed maturities                          $163,091      $136,039      $130,825
           Joint ventures and partnerships             34,574        22,175        22,107
           Mortgage loans                              14,776        16,126        15,969
           Other                                        4,398         4,417         3,322
                                                     --------      --------      --------
              Total Gross Investment Income           216,839       178,757       172,223
                                                     --------      --------      --------
       Investment expenses                              2,665         1,578         1,220
                                                     --------      --------      --------
       Net investment income                         $214,174      $177,179      $171,003
                                                     --------      --------      --------

     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                        2000           1999           1998
                                                             --------       --------       --------

       REALIZED
            Fixed maturities                                 $(11,742)      $  2,657       $ 15,620
            Joint ventures and partnerships                    (1,909)       (10,450)           529
            Mortgage Loans                                      3,825            602            623
            Other                                               2,430          2,218          1,721
                                                             --------       --------       --------
               Total Realized Investment Gains (Losses)      $ (7,396)      $ (4,973)      $ 18,493
                                                             --------       --------       --------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from non-owner sources in shareholder's equity were as follows:

       FOR THE YEAR ENDED DECEMBER 31,
       ($ in thousands)                                         2000            1999            1998
                                                              ---------       ---------       ---------

       UNREALIZED
          Fixed maturities                                    $  78,278       $(180,409)      $  24,336
          Other                                                   3,159         (15,285)          2,760
                                                              ---------       ---------       ---------
              Total unrealized investment gains (losses)         81,437        (195,694)         27,096
          Related taxes                                          28,503         (68,493)          9,484
                                                              ---------       ---------       ---------
          Change in unrealized investment gains (losses)         52,934        (127,201)         17,612
          Balance beginning of year                             (39,312)         87,889          70,277
                                                              ---------       ---------       ---------
              Balance End of Year                             $  13,622       $ (39,312)      $  87,889
                                                              ---------       ---------       ---------


3.   REINSURANCE

     The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Total in-force business ceded under reinsurance contracts is $17.4 billion and $12.8 billion at December 31, 2000 and 1999, including $28.9 million and $62.8 million, respectively to TIC. Total life insurance premiums ceded were $8.9 million, $6.5 million and $4.2 million in 2000, 1999 and 1998, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2000 and 1999, the Company had $2.6 billion and $2.1 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.4 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $.9 billion and $.5 billion of liabilities that are surrenderable with market value adjustments. The remaining $.3 billion and $.2 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 5.4% and 4.9%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5.   FEDERAL INCOME TAXES

     The net deferred tax assets at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

       ($ in thousands)                                                      2000            1999
                                                                          ---------       ---------
       Deferred Tax Assets:
          Benefit, reinsurance and other reserves                         $ 192,772       $ 161,629
          Investments, net                                                        0          14,270
          Other                                                               2,510           2,394
                                                                          ---------       ---------
              Total                                                         195,282         178,293
                                                                          ---------       ---------

       Deferred Tax Liabilities:
          Investments, net                                                  (16,956)           --
          Deferred acquisition costs and value of insurance in force       (165,671)       (100,537)
          Other                                                              (1,359)         (1,208)
                                                                          ---------       ---------
              Total                                                        (183,986)       (101,745)
                                                                          ---------       ---------

       Net Deferred Tax Asset Before Valuation Allowance                     11,296          76,548
       Valuation Allowance for Deferred Tax Assets                                0          (2,070)
                                                                          ---------       ---------

       Net Deferred Tax Asset After Valuation Allowance                   $  11,296       $  74,478
                                                                          ---------       ---------


     TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

     The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

     In management's judgment, the $11.3 million net deferred tax asset as of December 31, 2000, is fully recoverable against expected future years' taxable ordinary income and capital gains. At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

     The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net loss was $(66.2) million, $(23.4) million and $(3.2) million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Statutory capital and surplus was $476 million and $294 million at December 31, 2000 and 1999, respectively.

     Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2001 without prior approval of the Connecticut Insurance Department.

     In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:


                                                      NET                             ACCUMULATED
                                                      UNREALIZED       FOREIGN        OTHER CHANGES
                                                      GAIN (LOSS) ON   CURRENCY       IN EQUITY FROM
                                                      INVESTMENT       TRANSLATION    NON-OWNER
($ in thousands)                                      SECURITIES       ADJUSTMENT     SOURCES
                                                      --------------   -----------    --------------

BALANCE, JANUARY 1, 1998                               $  70,277       $    --        $  70,277
Unrealized gains on investment securities,
   Net of tax of $15,957                                  29,632            --           29,632
Less: reclassification adjustment for gains
   Included in net income, net of tax of $(6,473)        (12,020)           --          (12,020)
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     17,612            --           17,612
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1998                                87,889            --           87,889
Unrealized loss on investment securities,
   Net of tax of $(70,234)                              (130,433)           --         (130,433)
Less: reclassification adjustment for losses
  Included in net income, net of tax of $1,741             3,232            --            3,232
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                   (127,201)           --         (127,201)
                                                       ---------       ---------      ---------

BALANCE, DECEMBER 31, 1999                               (39,312)           --          (39,312)
Unrealized gains on investment securities,
   Net of tax of $25,914                                  48,127            --           48,127
Less: reclassification adjustment for losses
   Included in net income, net of tax of $2,589            4,807            --            4,807
                                                       ---------       ---------      ---------
CURRENT PERIOD CHANGE                                     52,934            --           52,934
                                                       ---------       ---------      ---------
BALANCE, DECEMBER 31, 2000                             $  13,622       $    --        $  13,622
                                                       =========       =========      =========


7.   BENEFIT PLANS

     PENSION AND OTHER POSTRETIREMENT BENEFITS

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by The Travelers Insurance Group Inc. (TIGI), TIC's direct parent. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(K) SAVINGS PLAN

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet.

     The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options, and forward contracts, credit risk is limited to the amounts that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $89.9 million and $48.7 million, respectively. The deferred gains and/or losses on these contracts were not significant at December 31, 2000 and 1999. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts are marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     As of December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $279.0 million and $231.1 million, respectively. The fair value of these financial instruments was $2.0 million (loss position) at December 31, 2000, and was $9.5 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method. At December 31, 2000 and 1999, the Company held swap contracts with affiliate counterparties, included above, with a notional amount of $37.0 million and $43.7 million and a fair value of $1.8 million (loss position) and $4.7 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity option contracts with notional amounts of $291.5 million and $275.4 million, respectively. The fair value of these financial instruments was $6.9 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999.

     FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

     The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

     At December 31, 2000, investments in fixed maturities had a carrying value and a fair value of $2.3 billion compared with a carrying value and a fair value of $1.8 billion and $1.7 billion, respectively, at December 31, 1999. See Notes 1 and 2.

     At December 31, 2000, mortgage loans had a carrying value of $132.7 million and a fair value of $134.1 million and in 1999 had a carrying value of $155.7 million and a fair value of $156.0 million.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     The carrying values of short-term securities were $247.4 million and $81.1 million in 2000 and 1999, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $12.9 million and $10.2 million in 2000 and 1999, respectively, which also approximated their fair values.

     The carrying values of $101.4 million and $57.6 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $173.5 million and $100.2 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $1,204 million and a fair value of $1,170 million, compared with a carrying value of $879 million and a fair value of $781 million at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $583 million and a fair value of $477 million at December 31, 2000, compared with a carrying value of $482 million and a fair value of $409 million at December 31, 1999. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     See Note 8.

     LITIGATION

     In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI, including the Company, are handled by two companies. TIC handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. TIC provides various employee benefit coverages to certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     advisory and management services, data processing services and claims processing services are provided by affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $172.5 million and $31.4 million at December 31, 2000 and 1999, respectively, and is included in short-term securities in the balance sheet.

     In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm's length, with a related loss of $1.3 million.

     The Company's TTM Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

     The Company sold structured settlement annuities to the insurance affiliates of Travelers Property Casualty Corp. (TPC). During 1998 it was decided to use TIC as the primary issuer of structured settlement annuities and the Company as the assignment company. Policy reserves and contractholder fund liabilities associated with these structured settlements were $726 million and $766 million at December 31, 2000 and 1999, respectively.

     The Company began distributing variable annuity products through its affiliate, Salomon Smith Barney (SSB) in 1995. Premiums and deposits related to these products were $1.6 billion, $1.1 billion and $932.1 million in 2000, 1999 and 1998, respectively. In 1996, the Company began marketing various life products through SSB as well. Premiums related to such products were $59.3 million, $40.8 million and $44.5 million in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services (formerly The Copeland Companies), a division of CitiStreet, a joint venture between Citigroup and State Street Bank, and Citibank, N.A. (Citibank). Deposits received from Primerica were $844 million, $763 million and $216 million in 2000, 1999 and 1998 respectively. Deposits from Citibank and CitiStreet Retirement Services were $131 million and $220 million, respectively for 2000, and were insignificant in 1999 and 1998.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997. Under this program, all employees meeting certain requirements are granted Citigroup stock options.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)


     Most leasing functions for TIGI and its subsidiaries are handled by TPC. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2000, 1999 and 1998.

     At December 31, 2000 and 1999, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $29.4 million and $22.3 million, respectively.

     The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $52.8 million and $63.2 million at December 31, 2000 and 1999, respectively.

     The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2000 and 1999.

11.  RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

     The following table reconciles net income to net cash used in operating activities:

       FOR THE YEAR ENDED DECEMBER 31,                                  2000            1999            1998
       ($ in thousands)                                                 ----            ----            ----

       Net Income From Continuing Operations                         $  90,905       $  52,606       $  57,485
          Adjustments to reconcile net income to cash used in
          operating activities:
              Realized (gains) losses                                    7,396           4,973         (18,493)
              Deferred federal income taxes                             36,748           6,410          11,783
              Amortization of deferred policy acquisition costs         68,254          38,902          15,956
              Additions to deferred policy acquisition costs          (297,733)       (211,182)       (120,278)
              Investment income accrued                                (27,812)        (27,072)         (3,821)
              Premium balances                                            (332)           (466)         (6,786)
              Insurance reserves                                       (18,487)        (16,431)         (8,431)
              Other                                                       (343)        (36,058)         (2,806)
                                                                     ---------       ---------       ---------
              Net cash used in operations                            $(141,404)      $(188,318)      $ (75,391)
                                                                     ---------       ---------       ---------


12.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     There were no significant non-cash investing and financing activities for 2000, 1999 and 1998.

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

o    The facing sheet.
o    The Prospectus.
o    The undertaking to file reports.
o    The signatures.
o    Attachments:

A. Consent of Katherine M. Sullivan, General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11 below.)

B. Consent and Actuarial Opinion, pertaining to the illustrations contained in the Prospectus.

C.      Consent of KPMG LLP, Independent Certified Public Accountants.

D.      Powers of Attorney (See Exhibit 12 below).

Exhibits:

1. Resolution of the Board of Directors of The Travelers Life and Annuity Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

2.      Not applicable.

3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC (Incorporated herein by reference to Exhibit 3(a) to Post Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58783 filed February 26, 2001.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.)

3(c). Agents Agreement, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed April 24, 1997.)

4.      None

5.      Variable Life Insurance Policy. (Incorporated herein by reference to
        Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 3(a) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

7.      None

8.      None

9.      None

10. Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

11. Opinion of Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, filed April 24, 1998.)

12. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D. Lammey. (Incorporated herein by reference to Exhibit 12(b) to Post-Effective Amendment No.5 to the Registration Statement on Form S-6 filed April 26, 2000.)

12(b) Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan filed herewith.

13. Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed August 21, 1995.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Variable Life Insurance Separate Account One, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 25th day of April, 2001.

           THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT ONE
                                  (Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)

                                       By:*GLENN D. LAMMEY
                                          --------------------------------------
                                          Glenn D. Lammey, Chief Financial
                                          Officer, Chief Accounting Officer and
                                          Controller



Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 25th day of April 2001.


*GEORGE C. KOKULIS                        Director, President and Chief Executive Officer
----------------------                    (Principal Executive Officer)
  (George C. Kokulis)


*GLENN D. LAMMEY                          Director, Chief Financial Officer,
----------------------                    Chief Accounting Officer and Controller
  (Glenn D. Lammey)                       (Principal Financial Officer)


*MARLA BERMAN LEWITUS                     Director
----------------------
  (Marla Berman Lewitus)


*WILLIAM R. HOGAN                         Director
----------------------
  (William R. Hogan)



*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Attachment
  or
Exhibit
  No.       Description                                                              Method of Filing
----------  -----------                                                              -----------------

ATTACHMENTS:

B.          Consent and Actuarial Opinion pertaining to the                          Electronically
            illustrations contained in the Prospectus.

C.          Consent of KPMG LLP, Independent Certified Public Accountants.           Electronically


EXHIBITS:

12(b).      Powers of Attorney authorizing Ernest J. Wright or                       Electronically
            Kathleen A. McGah as signatory for Glenn D. Lammey,
            Marla Berman Lewitus and William R. Hogan.


                                                                    ATTACHMENT B

Re:      Travelers' VintageLife  (File No. 33-88578)


Dear Sir or Madam:

In my capacity as Actuary of The Travelers Life and Annuity Company, I have provided actuarial advice concerning Travelers' Vintage Life product. I also provided actuarial advice concerning the preparation of the Registration Statement on Form S-6, File No. 33-88578 (the "Registration Statement") for filing with the Securities and Exchange Commission under the Securities Act of 1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

Very truly yours,


/s/Mahir Dugentas, ASA, MAAA
Pricing Actuary
Product Development

April 16, 2001

                                                                    ATTACHMENT C

               Consent of Independent Certified Public Accountants

Board of Directors

The Travelers Life and Annuity Company:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Hartford, Connecticut
April 25, 2001